                                                                    EXHIBIT 99.1

                      PROFIT SHARING PLAN FOR EMPLOYEES OF
                 TRINITY INDUSTRIES, INC. AND CERTAIN AFFILIATES
                       AS RESTATED EFFECTIVE APRIL 1, 1999

                                    ARTICLE I

                                     PURPOSE

         On this 29 day of April, 1999, TRINITY INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter, the "Company") , hereby restates in its entirety the PROFIT SHARING PLAN FOR EMPLOYEES OF TRINITY INDUSTRIES INC. AND CERTAIN AFFILIATES AS RESTATED EFFECTIVE APRIL 1, 1994 (hereinafter, the "Plan") , such restatement to be effective as of April 1, 1999;

                              W I T N E S S E T H :

         WHEREAS, the Company has heretofore adopted, for the benefit of its employees, the PROFIT SHARING PLAN FOR EMPLOYEES OF TRINITY INDUSTRIES, INC. AND CERTAIN AFFILIATES AS RESTATED EFFECTIVE APRIL 1, 1994 (hereinafter, the "Prior Plan"); and

         WHEREAS, pursuant to the provisions of Section 10.01 of the Prior Plan to the effect that the Prior Plan may be amended by the Company, the Company wishes to, and does hereby, amend and restate the Prior Plan, as re-titled PROFIT SHARING PLAN FOR EMPLOYEES OF TRINITY INDUSTRIES, INC. AND CERTAIN AFFILIATES AS RESTATED EFFECTIVE APRIL 1, 1999 (hereinafter, the "Plan"); and

         WHEREAS, the Board of Directors of the Company has heretofore authorized adoption of the Plan and the execution of a trust agreement, of even date herewith, known as the PROFIT SHARING TRUST FOR EMPLOYEES OF TRINITY INDUSTRIES, INC. AND CERTAIN AFFILIATES AS RESTATED EFFECTIVE APRIL 1, 1999 (hereinafter, the "Trust") for the purpose of carrying out the terms of the Plan and which Trust is intended to form a part of the Plan; and

         WHEREAS, the following affiliates of the Company (hereinafter, the "Participating Employers") desire hereby to adopt the Plan and Trust for the benefit of their employees: Trinity Industries Transportation, Inc., Transit Mix Concrete & Materials Company, Standard Forged Products, Inc., Syro, Inc., Stearns Airport Equipment Co., Inc., Trinity Marine Caruthersville, Inc., Syntechnics, Inc., Trinity Materials, Inc., Trinity Marine Port Allen, Inc., Transit Mix Concrete & Materials Company of Louisiana, Trinity Mobile Railcar Repair, Inc., Trinity Marine Nashville, Inc., Trinity Casteel, Inc., Trinity Rail, Inc., Trinity Rail Services, Inc., Trinity EE, Inc., Trinity

Marine Products, Inc., Trinity Fitting & Flange Group, Inc., Trinity Difco, Inc., Difco, Inc., Trinity Industries Buffalo, Inc., Transit Mix Baytown, McConway & Torley Corporation; and

         WHEREAS, it is intended that the Plan and the Trust meet the requirements of Sections 401(a) and 501(a) of the Internal Revenue Code of 1986 and the requirements of the Employee Retirement Income Security Act of 1974;

         NOW, THEREFORE, the Company, joined by the Participating Employers, hereby agrees as follows:

                                   ARTICLE II

              DEFINITIONS, CONSTRUCTION, ADOPTION AND APPLICABILITY

2.01     Definitions

         The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings:

         (a) ADDITIONS: With respect to each year, the sum of the following amounts allocated on behalf of a Participant for a Year: (i) all Employer contributions; (ii) all Forfeitures; and (iii) all Employee contributions. Except to the extent provided in Treasury regulations, Additions include "excess contributions" (as defined in Code Section 401(k)(8)(B)) and "excess aggregate contributions" (as defined in Code section 401(m)(6)(B)), irrespective of whether the Plan distributes or forfeits such excess amounts. "Excess deferrals" (as defined in Code section 402(g)) are not Additions unless distributed after the correction period described in Code
             Section 402(g). Additions also include excess amounts reapplied to reduce Employer contributions. Amounts allocated to an individual medical account (as defined in Code Section 415(l)(2)) included as part of a defined benefit plan maintained by the Employer are Additions.

         (b) AFFILIATE: Any corporation (other than an Employer) which is included within a controlled group of corporations (as defined in Section 414(b) of the Code) which includes an Employer; any trade or business (other than an Employer), whether or not incorporated, which is under common control (as defined in Section 414(c) of the Code) with an Employer; any organization (other than an Employer), whether or not incorporated, which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes an Employer; and any other entity required to be aggregated with an Employer pursuant to regulations under Section 414(o) of the Code.

         (c) AUTHORIZED LEAVE OF ABSENCE: Any absence (including military leave) authorized by an Employer under the Employer's standard personnel practices, uniformly applied and in accordance with applicable Federal law (other than ERISA); provided however that no absence shall be considered an Authorized Leave of Absence unless the Employee returns to employment immediately (in the case of military leave, within the 90-day period after his discharge or release or within the period prescribed by applicable law, whichever is longer) upon the expiration of such absence. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence provided that the absence is caused by war or other emergency, or provided that the Employee is required to serve under the laws of conscription in time of peace.

         (d) BENEFICIARY: A person or persons (natural or otherwise) designated by a Participant or Former Participant in accordance with the provisions of Section 6.05 to receive any death benefit which shall be payable under this Plan.

         (e) CODE: The Internal Revenue Code of 1986, as amended from time to time.

         (f) COMMITTEE: The persons appointed under the provisions of Article VIII to administer the Plan.

         (g) COMPANY: TRINITY INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware, or its successor or successors.

         (h) COMPENSATION: The total of all amounts paid to a Participant by the Employer for personal services as reported on the Participant's Federal Income Tax Withholding Statement (Form W-2) plus any salary reduction amounts described in Section 4.02 hereof and any amounts not included in the Participant's gross income pursuant to Section 125 of the Code, but excluding (i) any other contributions made under this Plan or any other plan of deferred compensation, (ii) tuition reimbursement payments, (iii) moving expense payments, (iv) excess life insurance imputed income, (v) income from nonqualified stock options, (vi) automobile allowance payments, (vii) medical allowance payments, (viii) safe driving bonuses, (ix) employee awards, (x) lodging allowance payments, (xi) tool allowance payments, (xii) road expense reimbursement payments, (xiii) commuting allowance payments, (xiv) meal allowance payments, (xv) third-party sick pay, (xvi) attendance/safety bonuses; (xvii) travel allowances, (xviii) company automobile; (xix) executive perquisites; and (xx) such other similar amounts as the Committee may from time to time exclude in its sole discretion; provided, however, that for purposes of determining benefits hereunder, the total Compensation of a Participant to be taken into account for a given Year shall not exceed $150,000.00 (as automatically increased in accordance with Treasury Department regulations to reflect cost of living adjustments). Notwithstanding the preceding, for purposes of discrimination testing under Sections 401(a)(4), 401(k), 401(m) and 410(b) of the Code, Compensation shall be determined without excluding the items described in clauses (ii) through (iv), (vi) through (xi) and (xiii) through (xix) of this paragraph.

         (i) DISABILITY: A physical or mental condition which, in the judgment of the Committee, totally and presumably permanently prevents a Participant from engaging in any substantial or gainful employment. Determinations of Disability shall be made on the basis of standards applied uniformly to all Participants.

         (j) EFFECTIVE DATE: Except where otherwise indicated herein, April 1, 1999, the date on which the provisions of this amended and restated Plan become effective.

         (k) ELAPSED-TIME EMPLOYMENT: With respect to an Employee, the period beginning on his Employment Commencement Date (or Re-employment Commencement Date, as the case may be) and ending on the date of his Severance from Service. Such period shall be determined without regard to the actual number of Hours of Employment completed by the Employee during such period. Except to the extent otherwise permitted by the Committee in its sole discretion, Elapsed-Time Employment completed with an Affiliate or a Participating Employer prior to the date on which such Affiliate or Employer was included within a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company shall not be recognized under this Plan.

         (l) EMPLOYEE: Any individual on the payroll of an Employer, including leased employees as defined in Code Section 414(n), whose wages from such Employer are subject to withholding for purposes of Federal income taxes and for purposes of the Federal Insurance Contributions Act. Notwithstanding the foregoing, if such leased employees constitute less than twenty percent (20%) of the Employer's non-highly compensated work force within the meaning of Code Section 414(n)(5)(C)(ii), the term "Employee" shall not include leased employees covered by a plan described in Code
             Section 414(n)(5) unless otherwise provided by the terms of this Plan. Notwithstanding the preceding, the term "Employee" shall not include any individual who is designated as an "independent contractor" by the Employer, even if the status of such individual subsequently is changed from that of an independent contractor to that of an employee as a result of administrative or legal proceedings.

         (m) EMPLOYER or PARTICIPATING EMPLOYER: The Company, Trinity Industries Transportation, Inc., Transit Mix Concrete & Materials Company, Standard Forged Products, Inc., Syro, Inc., Stearns Airport Equipment Co., Inc., Trinity Marine Caruthersville, Inc., Syntechnics, Inc., Trinity Materials, Inc., Trinity Marine Port Allen, Inc., Transit Mix Concrete & Materials Company of Louisiana, Trinity Mobile Railcar Repair, Inc., Trinity Marine Nashville, Inc., Trinity Casteel, Inc., Trinity Rail, Inc., Trinity Rail Services, Inc., Trinity EE, Inc., Trinity Marine Products, Inc., Trinity Fitting & Flange Group, Inc., Trinity Difco, Inc., Difco, Inc., Trinity Industries Buffalo, Inc., Transit Mix Baytown, McConway & Torley Corporation, or any other Affiliate of the Company which may have adopted this Plan in accordance with the provisions of Section 2.03 hereof.

         (n) EMPLOYER CONTRIBUTION ACCOUNT: The account maintained for a Participant or Former Participant to record his share of the contributions of his Employer made pursuant to Section 4.01(b) hereof and adjustments relating thereto.

         (o) EMPLOYMENT COMMENCEMENT DATE: The first date on which an Employee completes an Hour of Employment.

         (p) ERISA: Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

         (q) EXTENDED ABSENCE EMPLOYEE: An Employee who is absent from his Employer's employment solely because of (i) the Employee's pregnancy, (ii) the birth of the Employee's child, (iii) the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (iv) the care of a child by the Employee during the period immediately following such child's birth to, or placement with, the Employee.

         (r) FIDUCIARIES: The Employers, the Committee, and the Trustee, but, except to the extent of an appointment made by the Committee pursuant to Section 8.05(g) hereof, only with respect to the specific responsibilities of each for Plan and Trust administration, all as described in Section 8.01.

         (s) FORFEITURES: The portion of a Participant's Employer Contribution Account which is forfeited because of a Severance from Service before full vesting.

         (t) FORMER PARTICIPANT: A Participant whose Participation has terminated but who has a vested account balance under the Plan which has not been paid in full.

         (u) HIGHLY COMPENSATED EMPLOYEE: A Participant or Former Participant who is a Highly Compensated Employee, as defined in Code Section 414(q). A Participant or Former Participant is considered a Highly Compensated Employee if:

             (1) during the Plan Year (the "Determination Year"), during the twelve month period immediately preceding the Determination Year or, if the Employer elects, during the calendar year ending with or within the Determination Year (the "Look Back Year"), the Participant or Former Participant was at any time a "five percent owner" as defined in Code Section 416(i)(1)(A)(iii); or

             (2) for the preceding Plan Year, the Participant or Former Participant had Compensation from the Employer in excess of $80,000 (as automatically increased in accordance with Treasury Department regulations).

             The Committee shall determine which Participants or Former Participants are Highly Compensated Employees in a manner consistent with Code Section 414(q) and the regulations promulgated thereunder. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Look Back Year, as described above and as prescribed by the applicable Treasury Department regulations, provided that a calendar year election must apply to all employee pension benefit plans of the Employer.

             A Former Participant who separated from Service, or is deemed to have separated from Service under the applicable Treasury Department regulations, prior to the Plan Year, who performs no Service for the Employer during the Plan Year and who was a Highly Compensated Employee either for the "separation year " or any Plan Year ending on or after such Former Participant attained age fifty-five (55) is considered a Highly Compensated Employee. For purposes of this paragraph (u), "separation year" means the Plan Year during which the Employee separates from Service with the Employer.

         (v) HOUR OF EMPLOYMENT: Each hour (i) for which an Employee is on an Authorized Leave of Absence or is directly or indirectly paid or entitled to payment by his Employer for the performance of duties or for reasons other than the performance of duties, or (ii) for which back-pay (irrespective of mitigation of damages) has been either awarded or agreed to by the Employer. In the case of clause
             (i) above, each such Hour of Employment shall, in general, be credited for the computation period in which the duties were performed, or to which payments or entitlements to payments relate (in cases in which Hours of Employment are credited for periods in which duties are not performed.) In the case of clause (ii) above, each such Hour of Employment shall, in general, be credited for the computation period to which the agreement or award pertains. Notwithstanding any provision to the contrary herein contained, no Employee shall be credited with an Hour of Employment under both clauses (i) and (ii) above. In determining the number of Hours of Employment to be credited to an Employee in the case of a payment which is made or due to an Employee under the provisions of clause
             (i) above, for a period during which services were not performed (including a payment made by application of clause (ii) for a period also covered by clause (i) during which services were not performed), and the computation period(s) to which Hours of Employment shall be credited, the Committee shall apply the rules set forth in United States Department of Labor Regulationsss. 2530.200b-2(b) and (c), which rules are incorporated into and made a part of this Plan by reference. Nothing in this paragraph shall be construed as denying an Employee credit for an Hour of Employment which he is required to receive under any Federal law, the nature and extent of which credit shall be determined by such Federal law.

             Hours of Employment shall be determined from records maintained by each Employer; provided, however, that an Employer may elect to determine Hours of Employment for any classification of Employees which is reasonable, nondiscriminatory and consistently applied, on the basis that Hours of Employment include forty-five (45) Hours of Employment for each week or portion thereof during which an Employee is credited with one (1) Hour of Employment. In determining the equivalent number of Hours of Employment to be credited to an Employee in the case of a payment made or due under paragraph (1) above, when the payment is not calculated on the basis of units of time, the Committee shall apply the rules set forth in United States Department of Labor Regulations Section 2530.200b-2(b)(2) and (3). If such a payment is calculated on the basis of units of time, which units are greater than the period of employment used in this equivalency formula, the Employee shall be credited with the number of Hours of Employment included in the periods of employment which, in the course of the Employee's regular work schedule, would be included in the unit or units of time on the basis of which the payment is calculated.

             Except to the extent otherwise permitted by the Committee in its sole discretion, Hours of Employment completed with an Affiliate or a Participating Employer prior to the date on which such Affiliate or Employer was included within a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company shall not be recognized under this Plan.

        (w) INCOME: The net gain or loss of the Trust Fund from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions and expenses paid from the Trust Fund. In determining the Income of the Trust Fund for any period, assets shall be valued on the basis of their fair market value, as determined by the Trustee.

        (x) KEY EMPLOYEE: An Employee who, at any time during the Plan Year in which the determination date occurs or any of the four preceding Plan Years, is (i) an officer of the Employer having annual compensation greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for any such Year, (ii) an owner of (or considered as owning within the meaning of Section 318 of the Code) both more than a one-half percent interest as well as one of the ten largest interests in the Employer and having annual compensation from the Employer of more than the limitation in effect under Section 415(c)(1)(A) of the Code, (iii) a 5% owner of the Employer in accordance with Section 416(i)(A)(iii) of the Code, or (iv) a 1% owner of the Employer having annual compensation in excess of $150,000.

        (y) MATCHING EMPLOYER CONTRIBUTION: Any contribution to the Plan made by an Employer for the Plan Year on behalf of a Participant pursuant to Section 4.01(b) hereof.

        (z) NON-HIGHLY COMPENSATED EMPLOYEE: An Employee who is not a Highly Compensated Employee.

        (aa) PARTICIPANT: An Employee participating in the Plan in accordance with the provisions of Section 3.01.

        (bb) PARTICIPATION: The period commencing on the date on which an Employee becomes a Participant and ending on the date on which the Employee incurs a Break in Service (as defined in Section 3.02(d)).

        (cc) PLAN: PROFIT SHARING PLAN FOR EMPLOYEES OF TRINITY INDUSTRIES, INC. AND CERTAIN AFFILIATES AS RESTATED EFFECTIVE APRIL 1, 1999, the Plan set forth herein, as amended from time to time, more commonly known as THE TRINITY 401(K) PLAN.

        (dd) PRIOR PLAN: The Profit Sharing Plan for Employees of Trinity Industries, Inc. and Certain Affiliates, as in effect prior to the Effective Date.

        (ee) RE-EMPLOYMENT COMMENCEMENT DATE: The first date on which an Employee completes an Hour of Employment upon his return to the employment of the Employers after a Break in Service.

        (ff) ROLLOVER ACCOUNT: The account maintained for a Participant or Former Participant to record "qualifying rollover distributions" contributed to the Plan pursuant to Section 4.04 hereof and adjustments relating thereto.

        (gg) SALARY REDUCTION CONTRIBUTION: Any contribution to the Plan made by an Employer for the Plan Year on behalf of a Participant pursuant to Section 4.01(a) hereof.

        (hh) SALARY REDUCTION CONTRIBUTION ACCOUNT: The account maintained for a Participant or Former Participant to record contributions made on his behalf by his Employer pursuant to Section 4.01(a) hereof and adjustments relating thereto.

        (ii) SERVICE: A Participant's period of employment with the Employers determined in accordance with Section 3.02.

        (jj) SEVERANCE FROM SERVICE: With respect to an Employee, the later of
             (1) or (2), where--

             (1) is the earlier of (i) the date on which he quits, or is discharged from, the employment of the Employers, or the date of his retirement or death, or (ii) the first anniversary of the first date of a period in which he remains absent from the employment of the Employers, with or without pay, for any reason other than one specified in (i), above, such as vacation, holiday, sickness, Authorized Leave of Absence or layoff; and

             (2) is, in the case of an Extended Absence Employee, the second anniversary of such Employee's absence.

        (kk) TRUST (or TRUST FUND): The fund known as the PROFIT SHARING TRUST FOR EMPLOYEES OF TRINITY INDUSTRIES, INC. AND CERTAIN AFFILIATES AS RESTATED EFFECTIVE APRIL 1, 1999, maintained in accordance with the terms of the trust agreement, as from time to time amended, which constitutes a part of this Plan.

        (ll) TRUSTEE: The corporation, individual or individuals appointed by the Board of Directors of the Company to administer the Trust.

        (mm) VALUATION DATE: Each business day on which Trust assets may be purchased or sold.

        (nn) YEAR or PLAN YEAR: The 12-month period ending on March 31 of each year.

2.02     Construction

         The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. The words "hereof," "herein," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section.

2.03     Adoption by Others

         Any Affiliate of the Company may adopt this Plan and thereby become an Employer; provided, however, that the Board of Directors of the Company approves such adoption; provided, further, that the administrative powers and control of the Company as provided herein shall not be deemed diminished under the Plan by reason of the adoption of the Plan by any other Employer, and such administrative powers and control granted in Section 8.01 hereof with respect to the appointment of the Committee and other matters shall apply only with respect to the Company and not to any other Employer.

2.04     Applicability

         The provisions of this Plan shall apply only to an Employee who terminates employment on or after the Effective Date. In the case of an Employee who terminates employment prior to the Effective Date, and except as otherwise provided in Sections 3.01 and 9.06 hereof, the rights and benefits, if any, of such former Employee shall be determined in accordance with the provisions of the Prior Plan, as in effect on the date on which his employment terminated.

                                   ARTICLE III

                            PARTICIPATION AND SERVICE

3.01     Participation

         Subject to the provisions of Section 3.03 hereof and except for any Employee (i) who is a member of a collective bargaining unit, the recognized representative of which has not agreed to Participation in the Plan by its members, (ii) who is a nonresident alien and receives no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from United States sources (within the meaning of Section 861(a)(3) of the Code), (iii) who is a leased employee within the meaning of Section 414(n)(2) of the Code,
         (iv) who is classified as a project status employee, or (v) who is an employee or within a class of employees designated on Appendix I attached hereto, an Employee shall become a Participant in this Plan as follows:

         (a) Any Employee included under the provisions of the Prior Plan as of January 1, 1999 shall continue to participate in accordance with the provisions of this Plan.

         (b) The Participation of any Employee who is eligible to become a Participant on or after January 1, 1999, shall commence on the first day of the month immediately following the sixty (60)-day period beginning on his Employment Commencement Date.

         Under no circumstances shall an individual become a Participant prior to the date on which he is classified as an active Employee. An active Participant who incurs a Severance from Service and who is subsequently re-employed by an Employer shall immediately reenter the Plan as an active Participant on his Re-employment Commencement Date, with such Participant's prior salary reduction agreement to continue to apply until amended, terminated or suspended in accordance with the provisions of Section 4.02 hereof. In the event that a Participant shall either become a member of a collective bargaining unit described above, or otherwise be excluded from Participation pursuant to the first paragraph of this Section 3.01, his Participation shall thereupon cease but he shall continue to accrue Service hereunder during the period of his continued employment with the Employer. For purposes of this Section 3.01, an Employee shall be credited with Service for periods of employment with an Affiliate (determined as if such Affiliate were an Employer), but shall not commence Participation hereunder prior to the date on which he commences employment with an Employer. The term "active Participant" shall mean any Employee currently participating in the Plan who has not incurred a Severance from Service.

         The Committee is hereby authorized to identify, in writing on Appendix I, those employees or classes of employees employed at a location of an Employer who are not eligible to participate in the Plan. The Committee is further authorized and directed to revise Appendix I, or to have Appendix I revised by the appropriate person designated by the Committee, to reflect any necessary additions and deletions thereto as soon as administratively possible following such identification by the Committee. Revisions to Appendix I shall require the adoption of a Plan amendment and, notwithstanding the provisions of Section 10.01 hereof, the Board of Directors of the Company hereby delegates to the Committee (or the Committee's authorized representative) the authority to execute such an amendment from time to time.

3.02     Service

         The amount of benefit payable to or on behalf of a Participant or Former Participant shall be determined on the basis of his period of Service, in accordance with the following:

         (a) In General--Subject to the Break in Service provisions of paragraph (d) of this Section, an Employee's Service shall equal the total of his Elapsed-Time Employment. Service shall be counted in years and completed days.

         (b) Transfers from Affiliates--In the event that an Employee who at any time was employed by an Affiliate either commences employment with a Participating Employer, or returns to the employment of a Participating Employer, then, except as otherwise provided below, such Employee shall receive Service with respect to the period of his employment with such Affiliate (to the extent not credited under paragraph (c) of this Section). In applying the provisions of the preceding sentence--

                  (1) except to the extent otherwise permitted by the Committee in its sole discretion, such Employee shall not receive Service with respect to any period of employment with such Affiliate completed prior to the date on which such Affiliate became an Affiliate;

                  (2) the amount of such Service shall be determined in accordance with paragraph (a) of this Section 3.02, as if such Affiliate were a Participating Employer; and

                  (3) if such Employee incurs a Break in Service (as defined in paragraph (d) of this Section and determined as if such Affiliate were a Participating Employer) prior to his commencement of employment with the Participating Employer or return to the employment of the Participating Employer, then the amount of such Employee's service attributable to the period of his employment with such Affiliate shall be determined in accordance with paragraph (d) of this Section.

         (c) Transfers to Affiliate--In the event that a Participant who at any time was employed by a Participating Employer either commences employment with an Affiliate, or returns to the employment of an Affiliate, then, except as otherwise provided below, such Participant shall receive service with respect to the period of his employment with such Affiliate (to the extent not credited under paragraph (b) of this Section). In applying the provisions of the preceding sentence--

                  (1) the amount of such Service shall be determined in accordance with paragraph (a) of this Section, as if such Affiliate were a Participating Employer; and

                  (2) if such Participant incurs a Break in Service (as defined in paragraph (d) of this Section and determined as if such Affiliate were a Participating Employer) prior to his commencement of employment with the Affiliate or return to the employment of the Affiliate, then the amount of such Participant's Service attributable to his prior period of employment with the Participating Employer shall be determined in accordance with paragraph (d) of this Section.

                  Except as otherwise provided in Sections 4.02, 6.07 and 12.03 hereof, such Participant shall receive no benefits under this Plan prior to the date on which he incurs a Severance from Service, determined as if all Affiliates were Participating Employers.

         (d) Break in Service--An Employee who incurs a Severance from Service and who fails to complete at least one (1) Hour of Employment during the twelve (12)-month period beginning on the date of such Severance from Service shall have a Break in Service. If, during the twelve (12)-month period beginning on the date of an Employee's Severance from Service, the Employee shall return to the employment of a Participating Employer by completing at least one (1) Hour of Employment within such twelve (12)-month period, then such Employee will not have a Break in Service and shall receive Service for the period beginning on the date of his Severance from Service and ending on the date of his re-employment; provided, however, that in the case of an Employee who is absent from the employment of the Participating Employers for a reason specified in Section 2.01(jj)(1)(ii) hereof and who, prior to the first anniversary of the first date of such absence incurs a Severance from Service for a reason specified in section 2.01(jj)(1)(i) hereof, such Employee shall receive Service only if he completes at least one (1) Hour of Employment within the twelve (12)-month period beginning on the first date of such absence and shall receive such Service only for the period beginning on the first day of such absence and ending on the date of his re-employment. Upon incurring a Break in Service, an Employee's rights and benefits under the Plan shall be determined in accordance with his Service at the time of the Break in Service. For a Participant who, at the time of a Break in Service, satisfied any requirements of this Plan for vested benefits, his pre-break Service shall, upon his Re-employment Commencement Date, be restored in determining his rights and benefits under the Plan. For an Employee who, at the time of a Break in Service, had not fulfilled such requirements, periods of pre-break Service shall, upon his Re-employment Commencement Date, be restored only if the consecutive periods of Break in Service were less than the greater of (i) sixty (60) months or (ii) the total periods of pre-break Service.

         (e) Special Rule for Extended Absence Employees--Notwithstanding the preceding provisions of this Section 3.02, in the case of an Extended Absence Employee, the period between the first and second anniversaries of such Employee's absence shall, under no circumstances, be treated as a period of Service.

3.03     Election to Participate

         In order to participate hereunder, an Employee otherwise eligible to participate pursuant to Section 3.01 must, after having received a written explanation of the terms of, and the benefits provided under, the Plan, elect to participate in such Plan in accordance with such procedures as the Committee or Trustee may prescribe and must execute a salary reduction agreement described in Section 4.02 hereof. Such election to participate and execution of a salary reduction agreement shall be effected on the date on which Participation hereunder first commences or on the first day of any calendar quarter thereafter.

3.04     Transfer

         An Employee who is transferred between Participating Employers shall be as eligible for Participation and benefits as in the absence of such transfer.

3.05     Special Rules for Former Collective Bargaining Employees of the LPG
         Division

         The following special rules shall apply in the case of each Employee of the Company's LPG Division who, as of November 15, 1988, ceased to be covered by a collective bargaining agreement described in Section 3.01 hereof:

         (a) Such Employee was eligible to become a Participant on the later of (i) January 1, 1989 or (ii) the date on which he satisfies the requirements of Section 3.01 hereof.

         (b) Notwithstanding the provisions of Section 3.02 hereof, the Elapsed-Time Employment and Service of any such Employee who failed to elect to participate hereunder pursuant to Section
                  3.03 hereof on the date on which he was first eligible to do so pursuant to Section 3.01 hereof, shall be determined as if his Employment Commencement Date were the later of (i) January 1, 1989 or (ii) the date on which he first completes an Hour of Employment.

3.06     Special Rules for Employees of Syro Steel Company

         Notwithstanding any provision to the contrary herein contained, the following special rules shall apply with respect to any Employee of Syro Steel Company who immediately prior to October 1, 1992 was a participant in, or eligible to participate in, the Syro Steel Company Employees' Retirement Savings Plan (the "Syro Plan"):

         (a) Such Employee was eligible to become a Participant in this Plan on October 1, 1992;

         (b) For purposes of determining such Employee's "vested percentage" under Section 6.03 hereof, such Employee shall receive service with respect to periods of employment credited to such Employee under the Syro Plan, or which would be credited to such Employee under the Syro Plan, in calculating his vested interest under the Syro Plan; and

         (c) Such Employee shall be fully vested in benefits accrued under the Syro Plan and transferred to or merged with this Plan. This paragraph (c) is intended to apply only to benefits accrued under the Syro Plan and should not be construed as conferring any greater right to benefits accrued under this Plan than may otherwise be provided hereunder.

         Each Employee of Syro Steel Company who immediately prior to October 1, 1992 was not a participant in, or eligible to participate in, the Syro Plan shall be eligible to become a Participant in this Plan on the date on which he satisfies the requirements of Section 3.01 hereof, except that such Employee shall be credited with Service with respect to periods of employment with Syro Steel Company prior to October 1, 1992.

3.07     Special Rules for Employees of Platzer Shipyard, Inc.

         Notwithstanding any provision to the contrary herein contained, the following special rules shall apply with respect to any Employee of Platzer Shipyard, Inc. who immediately prior to April 1, 1994 was a Participant in, or eligible to participate in, the Platzer Shipyard, Inc. 401(k) Plan (the "Platzer Plan"):

         (a) Such Employee was eligible to become a Participant in the Plan on April 1, 1994;

         (b) For purposes of determining such Employee's "vested percentage" under Section 6.03(b) hereof, such Employee shall receive credit for Service with respect to periods of employment with Platzer Shipyard, Inc. prior to April 1, 1994, as determined in accordance with the provisions of the Platzer Plan or the Plan, whichever shall provide the greater benefit;

         (c) The Plan shall preserve all optional forms of benefit and methods of benefit payment provided under the Platzer Plan. Such optional forms and methods shall be available with respect to the Participant's entire account balance and shall not be limited to only those amounts transferred pursuant to the merger of the Platzer Plan with the Plan;

         (d) The Plan shall preserve a disabled Participant's right to receipt of a disability benefit under the terms of the Platzer Plan so long as the disability conforms to the requirements for disability as defined in the Platzer Plan and the disability occurred prior to April 1, 1994.

         Each Employee of Platzer Shipyard, Inc. who immediately prior to April 1, 1994 was not a Participant in, or eligible to participate in, the Platzer Plan shall be eligible to become a Participant in this Plan on the date on which he satisfies the requirements of Section 3.01 hereof, except that such Employee shall be credited with Service with respect to periods of employment with Platzer Shipyard, Inc. prior to April 1, 1994.

3.08     Special Rules for Employees of Transcisco Industries, Inc.

         Notwithstanding any provision to the contrary herein contained, the following special rules shall apply with respect to any Employee of Transcisco Industries, Inc. who immediately prior to January 1, 1997 was a participant in, or eligible to participate in, the Transcisco Industries, Inc. Employees' Profit Sharing and Tax-Advantaged Savings Plan (the "Transcisco Plan"):

         (a) Such Employee was eligible to become a Participant in the Plan on January 1, 1997;

         (b) For purposes of determining such Employee's 'vested percentage' under Section 6.03(b) hereof, such Employee shall receive credit for Service with respect to periods of employment with Transcisco Industries, Inc. prior to January 1, 1997, as determined in accordance with the provisions of the Transcisco Plan or the Plan, whichever shall provide the greater benefit; provided that such Employee shall continue at all times to be fully vested in any qualified matching contributions credited to such Employee under the Transcisco Plan.

         (c) The Plan shall preserve, with respect to such Employee, all optional forms of benefit and methods of benefit payment provided under the Transcisco Plan, including the right of any such Employee who is married to receive payment in the form of a 50% qualified joint and survivor annuity to the extent provided under the Transcisco Plan (it being understood that any such annuity shall be provided pursuant to a nontransferable annuity contract to be purchased by the Trust). Such optional forms and methods shall be available with respect to such Employee's entire account balance and shall not be limited to only those amounts transferred pursuant to the merger of the Transcisco Plan into the Plan;

         (d) The Plan shall preserve the right of any such Employee who is disabled to receipt of a disability benefit under the terms of the Transcisco Plan so long as the disability conforms to the requirements for disability as defined in the Transcisco Plan and the disability occurred prior to January 1, 1997;

         (e) In lieu of the qualified preretirement survivor annuity payable with respect to such Employee under the Transcisco Plan, there shall be paid the death benefit specified in
                  Section 6.02 hereof; and

         (f) Notwithstanding the provisions of Section 6.06(e) hereof, if, prior to January l, l997, more than one loan from the Transcisco Plan was outstanding with respect to such Employee, such loans shall not be accelerated and the Employee shall continue to make payments in accordance with the terms of such loans.

         Each Employee of Transcisco Industries, Inc. who immediately prior to January 1, 1997 was not a participant in, or eligible to participate in, the Transcisco Plan shall be eligible to become a Participant in this Plan on the date on which he satisfies the requirements of Section
         3.01 hereof, except that such Employee shall be credited with Service with respect to periods of employment with Transcisco Industries, Inc. prior to January 1, 1997.

3.09     Special Rules for Employees of DIFCO, Inc.

         Notwithstanding any provision to the contrary herein contained, the following special rules shall apply with respect to any Employee of DIFCO, Inc. who immediately prior to October 1, 1997 was a participant in, or eligible to participate in, the DIFCO, Inc. Salary Deferral and Profit Sharing Plan and Trust (the "DIFCO Plan"):

         (a) Such Employee was eligible to become a Participant in the Plan on October 1, 1997;

         (b) For purposes of determining such Employee's 'vested percentage' under Section 6.03(b) hereof, such Employee shall receive credit for Service with respect to periods of employment with DIFCO, Inc. prior to October 1, 1997, as determined in accordance with the provisions of the DIFCO Plan or the Plan, whichever shall provide the greater benefit; provided that full vesting solely by reason of attainment of age sixty-two (62) and the completion of three (3) years of service shall apply to that portion of such Employee's benefit accrued as of September 30, 1997;

         (c) The Plan shall preserve, with respect to such Employee, all optional forms of benefit and methods of benefit payment provided under the DIFCO Plan, including the right of any such Employee who is married to receive payment in the form of a 50% qualified joint and survivor annuity to the extent provided under the DIFCO Plan (it being understood that any such annuity shall be provided pursuant to a nontransferable annuity contract to be purchased by the Trust). Such optional forms and methods shall be available with respect to such Employee's entire account balance and shall not be limited to only those amounts transferred pursuant to the merger of the DIFCO Plan into the Plan;

         (d) The Plan shall preserve the right of any such Employee who is disabled to receipt of a disability benefit under the terms of the DIFCO Plan so long as the disability conforms to the requirements for disability as defined in the DIFCO Plan and the disability occurred prior to October 1, 1997;

         (e) In lieu of the qualified preretirement survivor annuity payable with respect to such Employee under the DIFCO Plan, there shall be paid the death benefit specified in Section
                  6.02 hereof;

         (f) Notwithstanding the provisions of Section 6.06(e) hereof, if, prior to October 1, 1997, more than one loan from the DIFCO Plan was outstanding with respect to such Employee, such loans shall not be accelerated and the Employee shall continue to make payments in accordance with the terms of such loans; and

         (g) Notwithstanding Section 4.05 hereof, any account(s) established for such Employee under the DIFCO Plan for after-tax employee contributions may be transferred to this Plan, with such Employee to be permitted to withdraw the full balance(s) in such account(s) at such time and within such parameters as may be determined by the Committee.

         Each Employee of DIFCO, Inc. who immediately prior to October 1, 1997 was not a participant in, or eligible to participate in, the DIFCO Plan shall be eligible to become a Participant in this Plan on the date on which he satisfies the requirements of Section 3.01 hereof, except that such Employee shall be credited with Service with respect to periods of employment with DIFCO, Inc. prior to October 1, 1997.

                                   ARTICLE IV

                          CONTRIBUTIONS AND FORFEITURES

4.01     Employer Contributions

         Employers shall make contributions to the Trust Fund in accordance with the following:

         (a) Salary Reduction Contribution--For each Year, each Employer shall contribute on behalf of each of its Employees participating in the Plan an amount of contribution agreed to be made by such Employer pursuant to a salary reduction agreement under Section 4.02 entered into between the Employer and the Participant for such Year. Contributions made by the Employer for a given Year pursuant to this paragraph (a) shall be deposited in the Trust Fund as soon as administratively feasible, but in no event later than fifteen (15) business days after the end of the month during which such amounts would otherwise have been payable to the Participant, in accordance with Department of Labor Regulations Sections 2510.3-102.

         (b)      Additional Matching Contribution--

                  (1) In General. For each Year, each Employer shall make an additional contribution on behalf of each of its Employees for whom a contribution was made pursuant to paragraph (a) of this Section 4.01; provided, however, that no such additional contribution shall be made prior to the first day of the calendar quarter following the date on which such Employee completes one (1) year of Service. Such contributions shall equal an amount which, when added to the Forfeitures which have become available for application as of the end of the Year pursuant to
                           Section 4.03 hereof, will be sufficient to credit each such Participant's Employer Contribution Account with an amount equal to a percentage of that portion of the Participant's salary reduction for such Year pursuant to Section 4.02 hereof which does not exceed six percent (6%) of his Compensation for such Year, based on his years of Service as follows:

                           Years of Service          Applicable Percentage
                           ----------------          ---------------------

                           Less than 1                         0%
                           1 but less than 2                  25%
                           2 but less than 3                  30%
                           3 but less than 4                  35%
                           4 but less than 5                  40%
                           5 or more                          50%

                           Notwithstanding the preceding provisions of this paragraph (b), no portion of a Participant's salary reduction shall be taken into account for purposes of this computation if, prior to the end of such Year, such portion (including any portion constituting a deemed distribution pursuant to Section 6.06(c) hereof) is withdrawn by, or otherwise distributed to, the Participant prior to the Participant's attainment of age fifty-nine and one-half (59-1/2), or if such portion represents one or more contributions pursuant to paragraph (a) of this Section 4.01 made prior to the first day of the calendar quarter following the date on which such Participant completes one (1) year of Service.

                           For any Year, the Employers may decline to make any portion of the contribution specified in this paragraph (b) if the Employers determine that such action is necessary to ensure that the discrimination requirements of Section 401(a)(4) of the Code, as amended, or the discrimination tests of Section 401(m) of the Code, as amended, are satisfied; or, alternatively, in the case of a violation of the discrimination tests of such Section 401(m), the Employers may direct the Trustee to distribute "excess aggregate contributions" (as defined in Section 401(m)(6)(B) of such Code), to the Participants by or on whose behalf such contributions were made by the last day of the following year. All additional matching contributions of the Employers shall be paid to the Trustee and payment shall be made not later than the time prescribed by law for filing the consolidated Federal income tax return of the Employers, including any extensions which have been granted for the filing of such tax return.

                  (2) Discrimination Tests. With respect to Matching Employer Contributions, the discrimination tests of Code Section 401(m) are satisfied in the following manner:

                           (a) For the Plan Year Ending March 31, 1998: (i) the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the current Year multiplied by 1.25; or (ii) the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the current Year multiplied by two (2), provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the current Year by more than two (2) percentage points.

                           (b)      For Plan Years Ending After March 31, 1998:
                                    (i) the Average Contribution Percentage for
                                    Eligible Participants who are Highly
                                    Compensated Employees for the Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the prior Year multiplied by 1.25; or (ii) the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the prior Year multiplied by two (2), provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the prior Year by more than two (2) percentage points.

                           In any year in which the Average Contribution Percentage for Highly Compensated Employees who are Eligible Participants does not satisfy the limitation set forth above, the Committee shall reduce allocations of Matching Employer Contributions to such individuals in the manner provided in this paragraph. First, the Committee shall calculate the amount of "excess deferrals" and "excess contributions," if any, under Section 4.03(d) and shall make any required distributions thereunder. Second, if the

                           Committee then determines that the Plan continues to fail the Average Contribution Percentage Test for the Year, it shall reduce "excess aggregate contributions," as adjusted for allocable income, during the next Plan Year. For purposes of this paragraph, "excess aggregate contributions" are the amount of aggregate Matching Employer Contributions allocated on behalf of the Highly Compensated Employees which causes the Plan to fail the Average Contribution Percentage Test. The Committee shall reduce the "excess aggregate contributions" to the Highly Compensated Employees in accordance with the following steps:

                           (A) The Committee shall calculate total "excess aggregate contributions" for the Highly Compensated Employees.

                           (B) The Committee shall calculate the total dollar amount by which the "excess aggregate contributions" for the Highly Compensated Employees must be reduced in order to satisfy the Average Contribution Percentage Test.

                           (C) The Committee shall calculate the total dollar amount of Matching Employer Contributions for each Highly Compensated Employee.

                           (D) The Committee shall reduce the Matching Employer Contributions of the Highly Compensated Employee(s) with the highest dollar amount of Matching Employer Contributions by reducing such contributions in such Highly Compensated Employee(s) Account in an amount necessary to cause the dollar amount of such Highly Compensated Employee(s)' Matching Employer Contributions to equal the sum of the Matching Employer Contributions of the Highly Compensated Employee(s) with the next highest dollar amount of such contributions.

                           (E) If the total dollar amount reduced pursuant to Step (D) above is less than the total dollar amount of "excess aggregate contributions," Step (D) shall be applied to the Highly Compensated Employee(s) with the next highest dollar amount of Matching Employer Contributions until the total amount of reduced Matching Employer Contributions equals the total dollar amount of "excess aggregate contributions" calculated in Step (B).

                           (F) When calculating the amount of reduction under Step (D), if a lesser reduction, when added to any amounts already reduced under this paragraph, would equal the total amount of reductions necessary to permit the Plan to satisfy the Average Contributions Percentage Test under this Section 4.01(b)(2), the lesser amount shall be reduced instead.

                           (G) Any Matching Employer Contributions amount reduced from a Highly Compensated Employee's Account pursuant to Step (D) above, which shall be treated as an "excess aggregate contribution" (as defined in Code Section 401(m)(6)(B) and the regulations thereunder), together with the income allocable thereto, shall be distributed (or, if not vested, forfeited) to the Participant within two and one-half (2-1/2) months of the beginning of the subsequent Plan Year.

                           For purposes of this subparagraph (2), an Eligible Participant's "Contribution Percentage" shall mean the ratio (expressed as a percentage), of the sum of the Matching Employer Contributions under the Plan on behalf of the Eligible Participant for the Year to such Eligible Participant's Compensation for the Year. The Contribution Percentage of an Eligible Participant who has no Matching Employer Contributions allocated to his Employer Contribution Account for the Year shall equal zero (0). "Eligible Participant" shall mean any Employee who is authorized under the terms of the Plan to have Matching Employer Contributions allocated to his Employer Contribution Account for the Year, and shall include any Employee who is eligible to make Salary Reduction Contributions under the terms of the Plan but elects not to make such contributions for the Year, who is eligible to participate under the terms of the Plan but elects not to participate pursuant to the provisions of Section 3.03 hereof, or who is not eligible to have Matching Employer Contributions allocated to his Employer Contribution Account due to the limitation on Additions set forth in Section 5.03 hereof. The "Average Contribution Percentage" is the average (expressed as a percentage) of the Contribution Percentages of all Eligible Participants.

                           In the event that this Plan satisfies the requirements of Code Section 401(a)(4) and 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Section 401(a)(4) and 410(b) only if aggregated with this Plan, then this subparagraph (2) shall be applied by determining the Contribution Percentage of Eligible Participants as if all such plans were a single plan. If a Highly Compensated Employee participates in two (2) or more plans of the Employers to which matching contributions are made then all such contributions shall be aggregated for purposes of this subparagraph (2).

                           The income allocable to an "excess aggregate contribution" (as defined in Code Section 401(m)(6)(B) and regulations thereunder) shall be determined by multiplying the income allocable to a Participant's Employer Contribution Account for the Plan Year by a fraction, the numerator of which is the "excess aggregate contributions" (as defined in Code Section 401(m)(6)(B) and regulations promulgated thereunder) for the Participant, as determined above, and the denominator of which is the balance of the Participant's Employer Contribution Account on the last day of the Plan

                           Year, reduced by the income allocable to such account for the Plan Year and increased by the loss allocable to such account for the Plan Year.

                           The Committee may, in its sole discretion, elect to take contributions to a Participant's Salary Reduction Contribution Account into account in computing the Average Contribution Percentage, in the manner and to the extent provided by Treasury Department regulations promulgated under Code Section 401(m). However, in such a case, the Actual Deferral Percentage tests under Section 4.02(e) must still be computed and met separately, and in connection therewith, no aggregation with Matching Employer Contributions shall be permitted. Alternatively, the Employer may, in its sole discretion, elect to make qualified nonelective contributions, subject to the vesting and distribution requirements under Sections
                           6.03 and 6.04 hereof, and in the manner and to the extent provided by Treasury Department regulations under Code Section 401(m), that would, in combination with Matching Employer Contributions under the Plan, satisfy the limitation set forth above. In any event, said correction of the discrimination tests described herein shall be made within twelve (12) months of the end of the Year.

                           In order to prevent the multiple use of the alternative limitations described in clause (ii) of the first paragraph of this subparagraph (2) and in
                           Section 4.02(e)(ii) hereof, the limitation on the multiple use of alternative limitations described in Treasury Department regulations under Code Section 401(m) is specifically incorporated herein by reference and shall apply to reduce the Salary Reduction Contributions of, or Matching Employer Contributions for, those Eligible Participants who are Highly Compensated Employees, so that there is no multiple use of said alternative limitations. Any "excess contribution" (as defined in Code Section 401(k)(8)(B) and regulations thereunder) resulting from a reduction in Salary Reduction Contributions shall be distributed in accordance with Section 4.02(d), and any "excess aggregate contribution" (as defined in Code Section 401(m)(6)(B) and regulations thereunder) resulting from a reduction in Matching Employer Contributions shall be distributed in accordance with this Section. In lieu of said reduction, the Employer may make such additional contributions as described in this Section and
                           Section 4.02(d) hereof, in the manner and to the extent provided under the Treasury Department regulations under Code Sections 401(k) and 401(m), so as to comply with the limitation on the multiple use of alternative limitations.

         (c) Limitations--All contributions of an Employer shall be made from consolidated current earnings, as computed in accordance with accepted accounting practices, before deduction of Federal income taxes and reserves for contingencies, if any, other than reasonable reserves of a type or character allowed or allowable as deductions for Federal income tax purposes, and before deduction of any contributions hereunder. In no event, however, shall the Employer contributions for any Year exceed the amount deductible for such Year for income tax purposes (on a consolidated return basis) as a contribution to the Trust under the applicable provisions of the Code. Further, no Matching Employer Contributions shall be made for a Year unless the Company's earnings per share for such Year are sufficient to cover dividends to stockholders; provided, however, that in no event will a Matching Employer Contribution be made if the Company's net profits for such Year are less than Thirty-Three and One-Third Cents ($.33-1/3) per share.

4.02     Participant Salary Reduction

         Upon commencement of Participation hereunder and in accordance with such procedures as the Committee or Trustee shall prescribe, a Participant shall enter into a salary reduction agreement with his Employer. The terms of such salary reduction agreement shall provide that the Participant agrees to accept a reduction in salary from the Employer equal to any whole percentage of his Compensation per payroll period, with such percentage to be not more than fourteen percent (14%) of such Compensation.

         In the event that the total reduction on behalf of any Participant for any of his or her taxable years exceeds $7,000 (or such greater amount as permitted under Treasury Department regulations to reflect cost-of-living adjustments), such "excess deferrals" (as defined in Code
         Section 402(g)(2) and regulations promulgated thereunder), together with income allocable thereto, shall be distributed to the Participant on whose behalf such reduction was made not later than April 15 following the close of the Participant's taxable year in which the reduction was made, in the manner and to the extent provided under regulations promulgated by the Secretary of Treasury; provided that such excess deferrals shall first be reduced by any "excess contributions" previously distributed for the Plan Year beginning in that taxable year pursuant to Section 4.02(d) hereof.

         The income allocable to an "excess deferral" (as defined in Code
         Section 402(g)(2) and regulations promulgated thereunder) shall be determined by multiplying the income allocable to a Participant's Salary Reduction Contribution Account for the Plan Year by a fraction, the numerator of which is the "excess deferrals" (as defined in Code
         Section 402(g)(2) and regulations promulgated thereunder) of the Participant, as determined above, and the denominator of which is the balance of the Participant's Salary Reduction Contribution Account on the last day of the Plan Year, reduced by the income allocable to such account for the Plan Year and increased by the loss allocable to such account for the Plan Year.

         Amounts credited to a Participant's Salary Reduction Contribution Account pursuant to Section 4.01(a) and this Section shall be one hundred percent (100%) vested and non-forfeitable at all times.

         Further, salary reduction agreements shall be governed by the following:

         (a) A salary reduction agreement shall apply to each payroll period during which an effective salary reduction agreement is on file with the Participant's Employer.

         (b) A salary reduction agreement shall be entered into by a Participant upon commencement of Participation hereunder and may be terminated or suspended by the Participant at any time upon notice to the Committee. In addition, if a Participant voluntarily terminates or suspends his salary reduction agreement, he may enter into another salary reduction agreement at any time upon notice to the Committee. Finally, a Participant may amend his salary reduction agreement at any time upon notice to the Committee.

         (c) Terminations or suspensions of salary reduction agreements, as well as new salary reduction agreements and amendments to salary reduction agreements, shall be effective as of, and shall not apply to any payroll period preceding, the payroll period next following the date on which such termination, suspension, salary reduction agreement or amendment is received by the Committee.

         (d) An Employer may amend or revoke its salary reduction agreement with any Participant at any time if the Employer determines that such revocation or amendment is necessary (i) to ensure that a Participant's Additions for any Year will not exceed the limitation of Section 5.03 hereof, (ii) to ensure that Employer contributions made pursuant to Section 4.01 hereof are fully deductible by the Employer for Federal income tax purposes, (iii) to ensure that a Participant's Salary Reduction Contributions do not exceed the limitation of
                  Section 4.02 hereof relating to "excess deferrals" (as defined in Code Section 402(g)(2) and regulations promulgated thereunder), or (iv) to ensure that the discrimination tests of Code Section 401(k) are met for such Year.

                  In any case in which such discrimination tests are not met for a Year, the Employer may, in the alternative, (i) direct the Trustee to distribute "excess contributions" (as defined in Code Section 401(k)(8)(B) and regulations promulgated thereunder), together with the income allocable thereto, but first reduced by any "excess deferrals" (as defined in Code
                  Section 402(g)(2) and regulations promulgated thereunder) previously distributed pursuant to Section 4.02 hereof for the taxable year ending within the Plan Year, to the Participant on whose behalf such contributions were made within two and one-half (2-1/2) months of the beginning of the subsequent Year, or (ii) make such additional contributions, subject to the vesting and distribution requirements of Sections 6.03 and
                  6.04 hereof, and in the manner and to the extent provided by regulations under Code Section 401(k) promulgated by the Secretary of Treasury, to the Salary Reduction Contribution Accounts of Participants who are Non-Highly Compensated Employees as to cause such tests to be satisfied. The Plan shall forfeit Matching Employer Contributions attributable to "excess contributions" (as defined in Code Section 401(k)(8)(B)) distributed under the foregoing clause (i) and such amounts treated as Forfeitures shall be applied as Forfeitures in accordance with Section 4.03 of the Plan. In any event, said correction of the discrimination tests described herein shall be made within twelve (12) months of the end of the Year. In addition, an Employer may amend or revoke its salary reduction agreement with any Participant at any time if the Employer determines that such revocation or amendment is necessary to ensure that the discrimination tests of Code Section 401(m) are met for such Year.

                  The income allocable to an "excess contribution" (as defined in Code Section 401(k)(8)(B) and regulations promulgated thereunder) shall be determined by multiplying the income allocable to a Participant's Salary Reduction Contribution Account for the Plan Year by a fraction, the numerator of which is the "excess contributions" (as defined in Code
                  Section 401(k)(8)(B) and regulations promulgated thereunder) of the Participant, as determined under Section 4.02(e), and the denominator of which is the balance of the Participant's Salary Reduction Contribution Account on the last day of the Plan Year, reduced by the income allocable to such account for the Plan Year and increased by the loss allocable to such account for the Plan Year.

         (e) The discrimination tests of Code Section 401(k) are satisfied in the following manner:

                  (1) For the Plan Year Ending March 31, 1998: the Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Year shall bear a relationship to the Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the current Year whereby (i) the Actual Deferral Percentage for the group of Eligible Participants who are Highly Compensated Employees for the Year is not more than the Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the current Year multiplied by 1.25; or (ii) the excess of the Actual Deferral Percentage for the group of Eligible Participants who are Highly Compensated Employees for the Year over that of all Eligible Participants who are Non-Highly Compensated Employees for the current Year shall not be more than two (2) percentage points, and the Actual Deferral Percentage for the group of Eligible Participants who are Highly Compensated Employees for the current Year is not more than the Actual Deferral Percentage of all Eligible Participants who are Non-Highly Compensated Employees for the current Year multiplied by two (2).

                  (2) For Plan Years Ending After March 31, 1998: the Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Year shall bear a relationship to the Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the prior Year whereby (i) the Actual Deferral Percentage for the group of Eligible Participants who are Highly Compensated Employees for the Year is not more than the Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the prior Year multiplied by 1.25; or (ii) the excess of the Actual Deferral Percentage for the group of Eligible Participants who are Highly Compensated Employees for the Year over that of all Eligible Participants who are Non-Highly Compensated Employees for the prior Year shall not be more than two (2) percentage points, and the Actual Deferral Percentage for the group of Eligible Participants who are Highly Compensated Employees for the prior Year is not more than the Actual Deferral Percentage of all Eligible Participants who are Non-Highly Compensated Employees for the prior Year multiplied by two (2).

                  If the allocations of the Participant Salary Reduction Contributions do not satisfy the tests set forth above, the Committee shall adjust the accounts of the Highly Compensated Employees as provided in this paragraph. The Committee shall distribute excess contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to 10% of the amount of excess contributions for a Year if such contributions are not distributed to the appropriate Highly Compensated Employees during the first 2-1/2 months of the next Plan Year. For purposes of this paragraph, "excess contributions" are the amount of aggregate Salary Reduction Contributions which cause the Plan to fail the Actual Deferral Percentage Test. The Committee shall make distributions to each Highly Compensated Employee of his or her respective share of excess contributions pursuant to the following steps:

                  (A) The Committee shall calculate total excess contributions for the Highly Compensated Employees.

                  (B) The Committee shall calculate the total dollar amount by which the excess contributions for the Highly Compensated Employees must be reduced in order to satisfy the Actual Deferral Percentage Test.

                  (C) The Committee shall calculate the total dollar amount of the Salary Reduction Contributions for each Highly Compensated Employee.

                  (D) The Committee shall reduce the Salary Reduction Contributions of the Highly Compensated Employee(s) with the highest dollar amount of Salary Reduction Contributions by refunding such contributions to such Highly Compensated Employee(s) in an amount sufficient to cause the dollar amount of such Highly Compensated Employee(s)' Salary Reduction Contributions to equal the dollar amount of the Salary Reduction Contributions of the Highly Compensated Employee(s) with the next highest dollar amount of Salary Reduction Contributions.

                  (E) If the total dollar amount distributed pursuant to Step (D) above is less than the total dollar amount of excess contributions, Step (D) shall be applied to the Highly Compensated Employee(s) with the next highest dollar amount of Salary Reduction Contributions until the total amount of distributed Salary Reduction Contributions equals the total dollar amount of excess contributions calculated in Step (B).

                  (F) When calculating the amount of a distribution under Step (D), if a lesser reduction, when added to any amounts already distributed under this paragraph, would equal the total amount of distributions necessary to permit the Plan to satisfy the Actual Deferral Percentage Test under this Section 4.03(e), the lesser amount shall be distributed from the Plan.

                  For purposes of this paragraph (e), the "Actual Deferral Percentage" for a specified group of Eligible Participants for a Year shall be the average of the ratios (expressed as a percentage and calculated separately for each Eligible Participant in such group) of (i) the amount of each such Eligible Participant's Salary Reduction Contributions actually paid over to the Trust on behalf of the Participant for such Year, to (ii) such Participant's Compensation for the Year. Salary Reduction Contributions shall be taken into account for the Year if such contributions (i) relate to Compensation that would have been received during the Year (but for the deferral election) or relate to Compensation attributable to services performed during the Year that would have been received within 2-1/2 months after the close of the Year (but for the deferral election), and (ii) are allocated to the Participant's account as of a date within the Year in accordance with Treasury Department regulations under Code Section 401(k). The Actual Deferral Percentage of an Eligible Participant for whom no Salary Reduction Contributions are paid to the Trust on his behalf for the Year shall equal zero (0). "Eligible Participant" shall mean any Employee who is authorized under the terms of the Plan to have contributions allocated to his Salary Reduction Contribution Account for all or a portion of the Year, and shall include any Employee who is eligible to make Salary Reduction Contributions under the terms of the Plan but elects not to make such contributions for the Year, who is eligible to participate under the terms of the Plan but elects not to participate pursuant to the provisions of
                  Section 3.03 hereof, whose right to make Salary Reduction Contributions has been suspended under Section 4.02(h)(1) hereof, or who is not eligible to have Salary Reduction Contributions allocated to his Salary Reduction Contribution Account due to the limitations on Additions set forth in
                  Section 5.03 hereof.

                  In the event that this Plan satisfies the requirements of Code
                  Section 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Section 401(a)(4) or 410(b) only if aggregated with this Plan, then this paragraph (e) shall be applied by determining the Contribution Percentage of Eligible Participants as if all such plans were a single plan. If a Highly Compensated Employee participates in two (2) or more plans of the Employers to which salary reduction contributions are made then all such contributions shall be aggregated for purposes of this paragraph (e).

         (f) An Employer may revoke its salary reduction agreements with all Participants or amend its salary reduction agreements with all Participants on a uniform basis, if it determines that it will not have sufficient current profits to make the contributions to the Plan required by the salary reduction agreements.

         (g) Except as provided above, a salary reduction agreement applicable to any given Year, once made, may not be revoked or amended by the Participant or the Employer.

         (h) No amounts may be withdrawn by a Participant from his Salary Reduction Contribution Account prior to termination of employment with the Employers except to the extent of an election made in accordance with the following:

                  (1) If the Participant elects a withdrawal prior to the date on which he attains age 59-1/2, such withdrawal
                           (i) may not include any earnings accrued after 1988 and (ii) will require the consent of the Committee. Such consent shall be given only if the Participant is able to demonstrate financial hardship. The Committee will determine that the Participant has properly demonstrated financial hardship only if the Participant demonstrates that the purpose of the withdrawal is to meet his immediate and heavy financial needs, the amount of the withdrawal does not exceed such financial needs, and the amount of the withdrawal is not reasonably available from other resources. The Participant will be considered as having demonstrated that the purpose of the withdrawal is to meet his immediate and heavy financial needs only if he represents that the distribution is on account of --

                           (A) medical expenses (as described in Section 213(d) of the Code) incurred (or required to be paid in advance to obtain medical care) by the Participant, his spouse or any of his dependents;

                           (B) the purchase (excluding mortgage payments) of a principal residence for the Participant;

                           (C)      the payment of tuition and related
                                    educational fees for the next twelve (12) months of post-secondary education for the Participant, his spouse, children or dependents; or

                           (D) foreclosure on the mortgage of, or eviction from, the Participant's principal residence.

                           Moreover, the Participant will be considered as having demonstrated that the amount of the withdrawal is unavailable from his other resources and in an amount not in excess of that necessary to satisfy his immediate and heavy financial needs only if each of the following requirements is satisfied:

                           (AA)     the Participant represents that the
                                    distribution is not in excess of the amount of his immediate and heavy financial needs; and

                           (BB)     the Participant has obtained all
                                    distributions, other than hardship
                                    distributions, and all nontaxable loans
                                    currently available to him under all plans currently maintained by the Employers.

                           In the event of any withdrawal by a Participant pursuant to this subparagraph (1), such Participant's Salary Reduction Contributions under this Section
                           4.02 and his contributions under all other employee plans maintained by the Employers shall be suspended for a period of twelve (12) months following such withdrawal, and the Participant may authorize no further contributions under this Section 4.02 until the first business day immediately following such twelve (12) month period of suspension. Withdrawal elections under this subparagraph (1) may be made at any time but not more frequently than once each Plan Year. All withdrawals under this subparagraph shall be made in accordance with the provisions of Section
                           6.04 hereof, relating to the form of payment. To the extent elected by a Participant, any hardship withdrawal made pursuant to this subparagraph (1) to such Participant shall be increased by an amount equal to the lesser of (i) all Federal, state and local income taxes and associated penalties (including, if applicable, the additional income tax described in Section 6.04(a) hereof) imposed with respect to such hardship withdrawal or (ii) the amount, if any, in such Participant's Salary Reduction Contribution Account in excess of such hardship withdrawal.

                  (2) If the Participant or Former Participant elects a withdrawal on or after the date on which he attains age 59-1/2, such a withdrawal will not require the consent of the Committee and may be made for any purpose and at any time; provided that any such withdrawal must be in the form of a lump sum and must be made at the same time that withdrawals are made pursuant to the provisions of Section 6.07(a) hereof and in accordance with the requirements set forth therein.

                  (3) Any withdrawal by a Participant may not exceed the balance then credited to his Salary Reduction Contribution Account. Withdrawal elections shall be made on written forms supplied by the Committee for that purpose. If the Participant is married, his spouse must specifically consent to a withdrawal hereunder within a period which is ninety (90) days prior to the date on which the withdrawal is made.

                  (4) Subject to the foregoing provisions, a Former Participant who is entitled to a distribution under
                           Section 6.04 but who has not yet elected to receive such distribution may elect a withdrawal under this
                           Section 4.02(h) prior to the time that such distribution is made if such Former Participant elects to take a distribution as of the end of the next calendar quarter in the form of a lump sum in accordance with Section 6.04 hereof.

4.03     Disposition of Forfeitures

         If, upon a Severance from Service, a Participant is not entitled to a distribution of the entire balance in his Employer Contribution Account, then as of the date on which such Severance from Service occurs, his Account shall be divided into two portions, one representing the nonforfeitable portion, and the other representing the Forfeiture portion, of such Account. His Employer Contribution Account shall continue to receive Income allocations pursuant to Section 5.02(a) until the nonforfeitable portion of such Account is distributed. The Participant shall receive a distribution of the nonforfeitable portion of such Account pursuant to Section 6.04. Notwithstanding the foregoing, prior to a Participant's sixty-fifth

         (65th) birthday, written consent of the Participant is required before commencement of the distribution of any portion of his Account if the present value of the nonforfeitable total interest in his Account is greater than $5,000.

         As of the date on which such payment occurs, the Forfeiture portion of such Account shall be transferred to a special interest-bearing "forfeiture management account". As of the end of the Year in which such transfer occurs, and except as otherwise provided below, such forfeiture management account shall be applied to reduce the Matching Employer Contributions to the Plan under Section 4.01(b) hereof; provided that, to the extent that the amount in the forfeiture management account available to reduce Matching Employer Contributions for the Year exceeds such Matching Employer Contributions and all restoration amounts described below, such excess shall be applied in payment of Trustee fees and other administrative expenses of the Plan and Trust.

         If the Participant returns to the employ of an Employer before incurring five (5) consecutive one (l)-year Breaks in Service, he shall have the right to repay to the Trust Fund the amount of a prior lump sum payment within the five (5)-year period beginning on his Re-employment Commencement Date. If such repayment is made, then, as of the end of the Year of repayment, the amount of his prior Forfeiture shall be restored and, together with the amount repaid, shall become the beginning balance in his new Employer Contribution Account. Such restoration shall be made first from the forfeiture management account. To the extent that such forfeiture management account is insufficient for this purpose, restoration shall be effected by the making of a special Employer contribution for such Year of repayment.

         Notwithstanding the preceding provisions of this Section 4.03, a Participant who, upon a Severance from Service, is entitled to no portion of his Employer Contribution Account, shall be deemed to have received a distribution of zero from such Account at the earliest date on which a distribution could be made under Section 6.04 hereof.

4.04     Rollover Contributions; Transfers

         With the approval of the Committee, any Employee who was a participant in another plan of deferred compensation which is qualified under
         Section 401(a) of the Code may contribute to this Plan a portion or all of the amount of any "qualifying rollover distribution" received by him from such other plan. Any amounts so contributed and related earnings or losses shall be held in a separate Rollover Account established for such Participant. Such Rollover Account shall be one hundred percent (100%) vested in the Participant, shall share in Income allocations in accordance with Section 5.02(a), but shall not share in Employer contribution or Forfeiture allocations. The total amount in such Rollover Account shall be distributed in accordance with Article VI. The term "qualifying rollover distribution" is herein defined as any amount which, pursuant to Section 402(a)(5) of the Code, may be transferred to this Plan and thereby not be includible in the gross income of the recipient for the taxable year in which paid.

         The Trustee, upon approval of the Committee, may accept a transfer from the trustee of another qualified plan or trust of all or any of the assets held by such plan or trust for some or all participants therein; provided, however, that no such transfer shall be accepted for any one particular individual participant in another qualified plan or trust. In the case of a transfer to the Trustee of all or any of the assets of another qualified plan or trust by the trustee of the transferor plan, the amounts so transferred shall be allocated to the individual accounts of each Participant who was also a participant in such other qualified plan. In no event shall a Participant's vested interest in such a transferred account be less after such transfer than it was prior to such transfer. Furthermore, with respect to such transferred amounts, the vesting schedule of this Plan shall be the same or better than the vesting schedule under the transferor plan, or, in the alternative, this Plan may provide that the entire value of such transferred amounts shall be fully vested and nonforfeitable in the Participant affected.

         The Trustee, upon direction from the Committee, may transfer any amount available for distribution to a Participant hereunder by reason of termination of employment to another trust forming part of a pension, profit sharing or stock bonus plan maintained by such Participant's new employer and represented by such employer in writing as meeting the requirements of Section 401(a) of the Code, provided that the trust to which such transfer is to be made permits such transfers.

4.05     Contributions by Participants

         Except as provided in Section 4.04 hereof, Participants are neither required nor permitted to make any contributions under this Plan.

4.06     Special Rules under USERRA

         Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 404(u).

                                    ARTICLE V

                      ALLOCATIONS TO PARTICIPANTS' ACCOUNTS

5.01     Individual Accounts

         The Committee shall create and maintain adequate records to disclose the interest in the Trust of each Participant, Former Participant, and Beneficiary. Such records shall be in the form of individual accounts and credits and charges shall be made to such accounts in the manner herein described. When appropriate, a Participant, Former Participant, and Beneficiary shall have three separate accounts--an Employer Contribution Account, a Salary Reduction Contribution Account, and a Rollover Account. The maintenance of individual accounts is only for accounting purposes, and a segregation of the assets of the Trust Fund to each account shall not be required.

5.02     Account Adjustments

         The accounts of Participants, Former Participants, and Beneficiaries shall be adjusted in accordance with the following:

         (a) Income--As of each Valuation Date, the Income of the Trust Fund shall be allocated in the following manner:

                  (1) The Income (hereinafter, the "Fund Income") attributable to each investment fund (hereinafter, "Fund") established pursuant to Article VII hereof (including, as a separate investment fund, assets, if any, invested at the discretion of the Trustee) shall first be determined.

                  (2) Fund Income shall then be allocated pro rata to the accounts of Participants, Former Participants, and Beneficiaries who had unpaid balances in their accounts invested in such Fund on such Valuation Date.

         (b) Salary Reduction Contributions--The Employer contribution for a Year made on behalf of a Participant pursuant to Section 4.01(a) hereof shall be allocated to the Participant's Salary Reduction Contribution Account as of a date no later than the last day of such Year.

         (c) Matching Employer Contributions--As of a date no later than the last day of each Year, the Matching Employer Contributions for the Year made pursuant to Section 4.01(b) hereof plus the Forfeitures which are being applied to reduce such Matching Employer Contributions for the Year, shall be allocated to the Employer Contribution Accounts of Participants for whom such contributions were made. The amount allocated to each such Participant's Employer Contribution Account shall be the amount determined in accordance with such Section 4.01(b)

5.03     Maximum Additions

         (a) Notwithstanding anything contained herein to the contrary, the total additions made to the Salary Reduction Account and Employer Contribution Account of a Participant for any Year shall not exceed the lesser of (1) or (2), where--

                  (1) is the greater of $30,000 (or such greater amount as permitted under Internal Revenue Service rulings to reflect increases in the cost-of-living) or one-fourth (1/4) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code; and

                  (2) is 25% of the Participant's total compensation for such Year.

                  For purposes of this Section 5.03, a Participant's "total compensation" includes earned income, wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with his Employer (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses) and excluding the following: (i) Employer contributions to a plan of deferred compensation to the extent contributions are not included in the gross income of a Participant for the taxable year in which contributed, or on behalf of a Participant to a simplified employee pension plan under
                  Section 219(b)(7) of the Code, and any distributions from a plan of deferred compensation whether or not includible in the gross income of the Participant when distributed, provided that a Participant's "total compensation" shall include his Salary Reduction Contributions and contributions to a plan described in Code Section 125; (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by a Participant becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; (iv) other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are excludible from the gross income of the Participant); and (v) compensation in excess of $150,000 (as automatically increased in accordance with Treasury Department regulations to reflect cost-of-living adjustments).

         (b) If such Additions exceed the limitations set forth in paragraph (a), above, such excess shall be deemed to arise solely from Matching Employer Contributions described in
                  Section 4.01(b) hereof and the amount of such contributions constituting the excess shall be treated as a Forfeiture for the Year. In the event that all or any portion of such excess cannot be treated as a Forfeiture for such Year because of the application of paragraph (a), above, the amount which cannot be so treated shall be held in a suspense account until it can be so treated in a subsequent Year, and no further Additions shall be made to Participants' accounts until the amount in such suspense account has been fully disposed of. Notwithstanding any provision to the contrary herein contained, if this Plan terminates during any Year in which such suspense account cannot be disposed of because of the application of paragraph (a), above, the amount in the suspense account shall revert to the Employers.

         (c) Notwithstanding the foregoing, the otherwise permissible annual Additions for any Participant under this Plan may be further reduced to the extent necessary, as determined by the Committee, to prevent disqualification of the Plan under
                  Section 415 of the Code, which imposes the following additional limitations on the benefits payable to Participants who also may be participating in another tax-qualified pension, profit-sharing, savings or stock bonus plan maintained by an Employer: If an individual is a Participant at any time in both a defined benefit plan and a defined contribution plan maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Plan Year may not exceed 1.0. The defined benefit plan fraction for any Plan Year is a fraction, the numerator of which is the Participant's projected annual benefit under the Plan (determined at the close of the Plan
                  Year) and the denominator of which is the lesser of (i) 1.25 multiplied by $90,000 or such greater amount permitted by Internal Revenue Service regulations to reflect cost-of-living adjustments, or (ii) 1.4 multiplied by one hundred percent (100%) of the Participant's average monthly compensation, as defined in the applicable Income Tax regulations under Section 415 of the Code, during the three consecutive years when the total compensation paid to him was highest. The defined contribution plan fraction for any Plan Year is a fraction, the numerator of which is the sum of the annual Additions to the Participant's accounts in such Plan Year and for all prior Plan Years and the denominator of which is the sum of the applicable maximum amounts of annual Additions which could have been made under Section 415(c) of the Code for such Plan Year and for all prior years of such Participant's employment (assuming for this purpose, that said Section 415(c) had been in effect during such prior years). The applicable maximum amount for any Plan Year shall be equal to the lesser of (i)
                  1.25 multiplied by the dollar limitation in effect for such Plan Year under Section 415(c)(1)(A) of the Code, or (ii) 1.4 multiplied by twenty five percent (25%) of the Participant's total compensation for such Plan Year.

         (d) For purposes of this limitation, all defined benefit plans of the Employer, whether or not terminated, are to be treated as one defined benefit plan and all defined contribution plans of the Employer, whether or not terminated, are to be treated as one defined contribution plan. The extent to which a Participant's annual Additions under the Plan shall be reduced as compared to the extent to which his annual benefits or Additions under any other plans shall be reduced in order to achieve compliance with the limitations of Section 415 of the Code shall be determined by the Committee in such a manner as to maximize the aggregate benefits payable to such Participant. If such reduction is under this Plan, the Committee shall advise the affected Participant of any additional limitations on his annual benefits required by this paragraph.

         (e) The above limitations are intended to comply with the provisions of Section 415 of the Code, so that the maximum benefits provided by plans of the Employers shall be exactly equal to the maximum amounts allowed under Section 415 of such Code and regulations thereunder. If there is any discrepancy between the provisions of Section 415 of such Code and the provisions of this Plan, such discrepancy shall be resolved in such a way as to give full effect to the provisions of such
                  Section 415.

         (f) For purposes of this Plan, the "limitation year" shall be the Plan Year.

         (g) Notwithstanding the foregoing, the combined plan limitations as defined in Code Section 415(e) and described in paragraphs
                  (c) and (d) above shall not be applied to limitation years beginning after December 31, 1999.

5.04     Top-Heavy Provisions

         The following provisions shall become effective in any Year in which the Plan is determined to be a Top-Heavy Plan:

         (a) Determination of Top-Heavy Status--The Plan will be considered a Top-Heavy Plan for the Year if as of the last day of the preceding Plan Year, (the "determination date"):

                  (1) The value of the sum of Employer Contribution Accounts and Salary Reduction Contribution Accounts (but not including any allocations to be made as of such last day of the Year except contributions actually made on or before that date and allocated pursuant to Section 5.02(b) or (c)) of Participants who are Key Employees and their Beneficiaries exceeds sixty percent (60%) of the value of the sum of Employer Contribution Accounts and Salary Reduction Contribution Accounts (but not including any allocations to be made as of such last day of the Year, except contributions actually made on or before that date and allocated pursuant to Section 5.02(b) or (c)) of all Participants and their Beneficiaries (the "60% Test") or (2) the Plan is part of a required aggregation group (within the meaning of Code Section 416(g)(2)) and the required aggregation group is top-heavy. However, and notwithstanding the results of the "60% Test", the Plan shall not be considered a Top-Heavy Plan for any Year in which the Plan is a part of a required or permissive aggregation group (within the meaning of Section 416(g)(2)) which is not top-heavy. For purposes of the "60% Test" for any Plan Year, (i) the value of the Employer and Salary Reduction Contribution Accounts of individuals who are former Key Employees shall not be taken into account, (ii) the value of the Employer and Salary Reduction Contribution Accounts of individuals who have not rendered services to the Employers for the five (5)-year period ending on the determination date shall not be taken into account, and (iii) any contribution of eligible rollover contributions, or any plan-to-plan transfer described in
                  Section 4.05 hereof, shall not be treated as part of the Participant's Employer or Salary Reduction Contribution Account.

                  (2)      Aggregation shall be determined as follows:

                           (A)      Aggregation Group-

                                    (i)     Required Aggregation-The term
                                            "aggregation group" means-

                                            (I)  each  plan of the Employer in
                                                 which a Key Employee is a
                                                 participant, and

                                            (II) each other plan of the Employer
                                                 that enables any plan described
                                                 in subclause (I) to meet the
                                                 requirements of Section
                                                 401(a)(4) or 410.

                                    (ii)    Permissive Aggregation-The Employer
                                            may treat any plan not required to
                                            be included in an aggregation group
                                            under clause (i) as being part of
                                            such group if such group would
                                            continue to meet the requirements of
                                            Code Sections 401(a)(4) and 410 with
                                            such plan being taken into account.

                           (B) Top-Heavy Group-The term "top-heavy group" means any aggregation group if-

                                    (i)     the sum (as of the determination
                                            date) of-

                                                     (I) the present value of
                                            the cumulative accrued benefits for
                                            Key Employees under all defined
                                            benefit plans included in such
                                            group, and

                                                     (II) the aggregate of the
                                            accounts of Key Employees under all
                                            defined contribution plans included
                                            in such group,

                                    (ii)    exceeds sixty percent (60%) of a
                                            similar sum determined for all
                                            Employees.

         (b) Minimum Allocations--Notwithstanding the provisions of Sections 5.02(b) and (c), for any Year during which the Plan is deemed a Top-Heavy Plan, the amount of Employer contribution for the Year to be allocated to the Employer Contribution Account of each Participant who is not a Key Employee and who is employed by the Employers on the last day of the Year shall not be less than the lesser of (i) three percent (3%) of the Participant's total compensation for the Year or (ii) the percentage obtained by dividing the amount allocated to the Salary Reduction Contribution Account and Employer Contribution Account of the most highly compensated Key Employee for the Year by so much of the total compensation of such Key Employee for the Year as does not exceed $150,000 (as automatically increased in accordance with Treasury Department regulations); provided,, however, that an amount allocated to the Salary Reduction Contribution Account of a Participant who is not a Key Employee shall not be considered in determining the minimum allocation for such Participant hereunder; provided, further, that the requirements of this paragraph (b) shall not apply to the extent that the minimum allocations set forth herein are made under another defined contribution plan maintained by the Employer.

         (c) Impact on Maximum Benefits--For any Plan Year in which the Plan is a Top-Heavy Plan, Section 5.03 shall be read by substituting the number 1.00 for the number 1.25 wherever it appears therein; provided, however, that where the Plan is not a "Super" Top-Heavy Plan (as defined in Code Section 416(h)(2)(B)), no such substitution shall occur if, for such Plan Year, the minimum allocations determined pursuant to paragraph (b) of this Section are determined by reference to four percent (4%), in lieu of three percent (3%), of total compensation.

         (d) "Total Compensation" Defined--The term "total compensation" as used in this Section 5.04 shall have the same meaning as that set forth in Section 5.03(a) hereof.

                                   ARTICLE VI

                                    BENEFITS

6.01     Retirement or Disability

         (a) In General--If a Participant's employment with his Employer is terminated at or after his normal retirement date, or if his employment is terminated prior to his normal retirement date because of Disability, he shall be entitled to receive the entire amount then in each of his accounts in accordance with
                  Section 6.04. The "entire amount" in a Participant's accounts at termination of employment shall include any Employer contribution to be made pursuant to Section 4.01 for the Year of termination of employment but not yet allocated. If a Participant remains in employment after his normal retirement date, he shall continue to be treated as an active Participant hereunder. For purposes of this Plan, the term "normal retirement date" means, with respect to a Participant, the first day of the month coincident with, or immediately following, his attainment of age sixty-five (65).

         (b) Required Beginning Date--Except to the extent that Section 1121(d)(4) of the Tax Reform Act of 1986 provides otherwise, a Participant must commence receipt of his benefits not later than April 1 of the calendar year following the calendar year in which he attains age seventy and one-half (70-1/2); provided, however, that no such commencement shall be required in the case of a Participant who attains age seventy and one-half (70-1/2) after calendar year 1996 (other than a Participant who is a five-percent (5%) owner described in
                  Section 401(a)(9)(C)(ii)(I) of the Code). Notwithstanding the preceding sentence (i) a Participant who has attained age seventy and one-half (70-1/2) prior to calendar year 1997 shall have the right to elect the commencement of his benefit payments on April 1 of the calendar year following the calendar year in which he attains such age, and (ii) a Participant currently receiving benefit payments solely because of the attainment of such age prior to calendar year 1997 shall have the right to elect the suspension of such benefit payments until the date specified in Section 6.04 hereof (determined without regard to this Section 6.01). Any such election shall be made at such time and in such manner as the Committee shall determine in a nondiscriminatory manner.

6.02     Death

         In the event that the termination of employment of a Participant is caused by his death, the entire amount then in each of his accounts shall be paid to his Beneficiary in accordance with Section 6.04 after receipt by the Committee of acceptable proof of death. The "entire amount" in a Participant's accounts at termination of employment shall include any Employer contributions to be made pursuant to Section 4.01 for the Year of termination of employment but not yet allocated.

6.03     Termination for Other Reasons

         If a Participant's employment with his Employer is terminated before his normal retirement date for any reason other than Disability or death, the Participant shall be entitled to the sum of:

         (a) The entire amount credited to both his Salary Reduction Contribution Account (including any Employer contributions to be made to such account for the Year of termination of employment but not yet allocated) and his Rollover Account, plus

         (b) An amount equal to the "vested percentage" of his Employer Contribution Account balance (including any Employer contributions to be made to such account for the Year of termination of employment but not yet allocated). Such vested percentage shall be determined in accordance with the following schedule:

                                             Vested                    Forfeited
                  Years of Service          Percentage                 Percentage
                  ----------------          ----------                 ----------

                  Less than 1                   0%                       100%
                  1 but less than 2            20%                        80%
                  2 but less than 3            40%                        60%
                  3 but less than 4            60%                        40%
                  4 but less than 5            80%                        20%
                  5 or more                   100%                         0%

         Payment of benefits due under this Section shall be made in accordance with Section 6.04. Notwithstanding any provision to the contrary herein contained, a Participant shall be fully vested in his Employer Contribution Account balance upon his attainment of age sixty-five
         (65). In the event that the Plan is amended to change the vesting schedule set forth above, a Participant with at least three (3) years of Service shall have the right to elect that his vested percentage be determined pursuant to the vesting schedule in effect prior to the amendment.

6.04     Payments of Benefits

         The following provisions shall apply with respect to the method and timing of benefit payments hereunder:

         (a) In General--Payment of a Participant's (or Former Participant's) benefits upon entitlement under Sections 6.01-6.03 hereof shall commence as soon as administratively feasible following the receipt by the Trustee of the last contribution made on behalf of such Participant or Former Participant; provided that payment in no event shall commence earlier than the end of the month immediately following the month in which such entitlement occurs; provided further that payment prior to the date set forth in the immediately following sentence shall be made only upon completion by the recipient of a distribution request in such form as may be specified from time to time by the Committee; provided further that, in the case of a

                  Participant or Former Participant whose vested account balance exceeds $5,000, such account balance shall not be distributed without the consent of the Participant or Former Participant, unless such Participant or Former Participant has attained age sixty-five (65). However, and notwithstanding anything to the contrary herein contained, payment of his benefits must commence no later than the earlier of (i) the required beginning date, if any, applicable to the Participant or Former Participant pursuant to Section 6.01(b) hereof, or (ii) unless a Participant or Former Participant elects a later date (which can be no later than the date, if any, specified in clause (i) of this sentence), the sixtieth (60th) day after the latest of the close of the Year in which the Participant attains age sixty-five (65) or incurs a Severance from Service; provided that, in the case of (ii) of this sentence, if the amount of a payment cannot be ascertained by such sixtieth (60th) day, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date on which the amount of such payment can be ascertained. If a Participant or Former Participant elects that a benefit payment be made to him before his attainment of age fifty-nine and one-half (59-1/2), the Participant or Former Participant shall be advised by the Committee that an additional income tax may be imposed equal to ten percent (10%) of the portion of the amount so received which is included in his gross income for the taxable year of receipt unless, among others,
                  (i) such distribution is made on account of death or Disability, (ii) such distribution is part of a scheduled series of substantially equal periodic payments for the life of the Participant or Former Participant (or the joint life expectancies of the Participant or Former Participant and his Beneficiary, (iii) such distribution is used to pay medical expenses to the extent deductible under Section 213 of the Code (determined without regard to whether the Participant or Former Participant itemizes deductions), (iv) such distribution is made to an alternate payee pursuant to a "qualified domestic relations order" described in Section 9.03 hereof, or (v) such distribution is made to a Participant by reason of "early retirement." For purposes of the preceding sentence, a Participant who terminates employment on or after his attainment of age 55 for reasons other than death, Disability or normal retirement shall be treated as having separated from service by reason of early retirement and shall be entitled to that portion of his benefit determined pursuant to Section 6.03 hereof, to be payable, subject to the foregoing provisions of this Section 6.04, as of the date of his early retirement. The Committee shall direct the Trustee to distribute the Participant's (or Former Participant's) benefits in any one of the following two methods, as elected by the recipient:

                  (1)      In a lump sum; or

                  (2) In periodic payments of substantially equal amounts for a specified number of years not in excess of ten
                           (10) (or, if less, the life expectancy of the Participant or Former Participant or the joint life expectancy of the Participant or Former Participant and his Beneficiary designated in accordance with
                           Section 6.05), in which event the unpaid balance shall continue to receive an Income allocation in accordance with Section 5.02(a). Such periodic payments shall be made not less frequently than annually. If periodic payments are made to a Participant or Former Participant prior to his death and if the Participant or Former Participant dies before receiving all payments to which he was entitled, the remaining payments shall be made at least as rapidly to his designated Beneficiary. If the Participant or Former Participant dies before payment of his benefits has commenced, his benefits must be distributed in full within five
                           (5) years from the date of his death, unless such distribution is made to the Participant's (or Former Participant's) designated Beneficiary, in which case, if distribution begins no later than one (1) year after the date of the Participant's (or Former Participant's) death, distribution may be made over ten (10) years (or, if less, the life expectancy of the designated Beneficiary).

                           Notwithstanding any provision of this Section 6.04 to the contrary, a Participant, Former Participant, or Beneficiary who has previously elected to receive benefits in periodic payments of substantially equal amounts for a specified number of years may, at any time, elect to have the remaining balance of such benefits paid in a lump sum as soon as practicable following such election. The amount which a Participant, Former Participant, or Beneficiary is entitled to receive at any time and from time to time may be paid in cash or in securities, or in any combination thereof, provided no discrimination in value results therefrom. In all cases, distributions from the Plan will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury Department regulations thereunder, including the minimum distribution incidental benefit requirements.

         (b)      Special Rules Applicable to Married
                  Participants--Notwithstanding the preceding provisions of this
                  Section 6.04, the following special rules shall apply with respect to payments made to or on behalf of a married Participant or a married Former Participant who received a transfer to this Plan of assets (other than a transfer made pursuant to a qualifying rollover distribution described in
                  Section 4.04 hereof), from a plan described in Section 401(a)(11)(b)(i) and (ii) of the Code:

                  (1) Pre-Retirement Survivor Annuity. Any death benefits payable pursuant to Section 6.02 hereof, shall be paid to the Participant's (or Former Participant's) surviving spouse in the form of a life annuity; provided, however, that, at any time prior to the Participant's (or Former Participant's) death, the Participant or Former Participant and his spouse may, by written election acknowledging the effect of such election, direct that such death benefits be payable to one or more other Beneficiaries and in a form provided under paragraph (a) above.

                  (2) Qualified Joint and Survivor Annuity. Any benefits payable under Section 6.01 or 6.03 hereof, shall be paid in the form of a joint and survivor annuity under which a monthly amount is payable to the Participant or Former Participant for his life, and, upon his death, no less than fifty percent (50%), nor more than one hundred percent (100%), of such monthly amount is payable to his spouse, if surviving, for the remainder of the spouse's life; provided, however, that within a period beginning ninety (90) days prior to the date on which benefits commence, the Participant or Former Participant and his spouse may, by a written election acknowledging the effect of such election, direct that the Participant's (or Former Participant's) benefits be paid in a form provided under paragraph (a) above.

         (c) Distribution of Small Amounts--Notwithstanding the preceding provisions of this Section 6.04, a Participant's (or Former Participant's) benefits hereunder shall in all events be paid in a lump sum if the total of such benefits is $5,000 or less; provided, however, that unless otherwise requested by the distributee, no payment shall be made prior to the end of the year in which entitlement to such payment occurs.

         (d) Direct Rollovers--Notwithstanding any provision of the Plan to the contrary, the recipient of all or any portion of a Participant's (or Former Participant's) benefits, other than a Beneficiary who is not a surviving spouse, may elect, in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that will accept the eligible rollover distribution, as specified by the recipient; provided, however, that a recipient who is a surviving spouse may elect a direct rollover to an individual retirement account or individual retirement annuity only. For purposes of this Section 6.04(d), an "eligible rollover distribution" shall mean any distribution of all or any portion of the balance to the credit of the recipient, except (i) a distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the recipient or the joint lives (or joint life expectancies) of the recipient and the recipient's designated Beneficiary, or for a specified period of ten (10) years or more; (ii) a distribution to the extent such distribution is required under Section 401(a)(9) of the Code; or (iii) the portion of any distribution that is not includible in gross income.

6.05     Designation of Beneficiary

         Each Participant or Former Participant from time to time may designate any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as his Beneficiary or Beneficiaries to whom his Plan benefits are paid if he dies before receipt of all such benefits. Each Beneficiary designation shall be on a form prescribed by the Committee and will be effective only when filed with the Committee during the Participant's (or Former Participant's) lifetime. Each Beneficiary designation filed with the Committee will cancel all Beneficiary designations previously filed with the Committee. Except as otherwise provided below, the revocation of a Beneficiary designation, no matter how effected, shall not require the consent of any designated Beneficiary.

         If any Participant or Former Participant fails to designate a Beneficiary in the manner provided herein, or if the Beneficiary designated by a deceased Participant or Former Participant dies before him or before complete distribution of the Participant's (or Former

         Participant's) benefits, the Committee shall direct the Trustee to distribute such Participant's (or Former Participant's) benefits (or the balance thereof) to his surviving spouse or, if he has no surviving spouse, then, in the Committee's discretion, to either:

         (a) any one or more of the next of kin of such Participant or Former Participant, and in such proportions as the Committee determines; or

         (b) the estate of the last to die of such Participant or Former Participant and his Beneficiary or Beneficiaries.

         Notwithstanding any provision to the contrary herein contained, the designation, by a married Participant or a married Former Participant, of a Beneficiary other than his spouse shall require the written consent of such spouse. The consent must name the designated Beneficiary or Beneficiaries who are to be the recipients of the Participant's (or Former Participant's) benefits. The spouse's consent must acknowledge the effect of the election and be witnessed by a notary public or Plan representative.

6.06     Loans to Participants

         The Committee is authorized to establish a program of Participant loans from the Trust Fund. A loan shall be made to a Participant upon his representation that he is subject to a financial emergency, and the Committee shall be entitled to rely conclusively on any such representation.

         In addition to such rules and regulations as the Committee may adopt, all loans shall comply with the following rules and conditions:

         (a) An application for a loan by a Participant shall be made in writing to the Committee, whose action thereon shall be final. If the Participant is married, his spouse must specifically consent to the application within a period which is ninety
                  (90) days prior to the date on which the loan is made.

         (b) The period of repayment for any loan shall be arrived at by agreement between the Committee and the borrower, but such period in no event shall exceed five (5) years; provided, however, that such period may exceed five (5) years where the proceeds of the loan are to be used to acquire, construct, reconstruct or substantially rehabilitate a dwelling which is to be used within a reasonable time as the principal residence of the Participant or a dependent of the Participant. The loan
                  (i) must be in level payments, made not less frequently than quarterly, over the term of the loan, with privilege of prepayment, in whole (but not in part), at any time, and (ii) prior to termination of the borrowing Participant's employment, shall be repaid by payroll deduction. Within the limitations of the immediately preceding sentence, the precise manner and frequency of payments shall be determined by the Committee at the time that the loan is made.

         (c) Each loan made to a Participant shall be secured by (i) an assignment and pledge of not more than 50%, as determined immediately after the origination of the loan as of the current Valuation Date, of his right, title and interest in and to his Salary Reduction Contribution Account plus the vested portion of his Employer Contribution Account, and (ii) his promissory note for the amount of the loan, including interest payable to the order of the Trustee. A "default" shall occur upon the failure by a Participant to make payment under the loan by the end of the calendar quarter following the calendar quarter in which the due date of such payment occurred; provided that in the case of a Participant who is on an Authorized Leave of Absence for medical reasons, no default shall occur until the end of a twelve (12)-month period beginning on such due date. Upon default, the entire remaining principal balance of the loan shall be treated as a deemed distribution to the Participant from the Plan, and the amount of such deemed distribution shall be reported to the Internal Revenue Service on Form W2-P or Form 1099-R, as appropriate.

         (d) Each loan shall bear a rate of interest equal to the "prime lending rate" of the Trustee bank at the time such loan is made.

         (e) No loan shall be made in an amount less than $1,000. In addition with respect to a Participant, no more than two loans may be outstanding at any time.

         (f) No amount shall be loaned to a Participant which would cause his outstanding loan balance under the Plan to exceed the lesser of (1) or (2), where-

                  (1) is $50,000 reduced by the excess of the highest outstanding balance of loans to such Participant over the twelve (12) month period ending on the day before the loan is made over the outstanding balance of loans to such Participant on the date the loan is made, and

                  (2) is one-half (1/2) of the value of his Salary Reduction Contribution Account plus the vested portion of his Employer Contribution Account as of the current Valuation Date.

         (g) No distribution (other than a hardship withdrawal described in Section 4.02(h)(1) hereof) shall be made to any Participant or Former Participant or to a Beneficiary of any such Participant unless and until all unpaid loans of such Participant have been liquidated. Foreclosure against a Participant's Employer Contribution Account and Salary Reduction Contribution Account shall occur immediately upon default and shall result in the reduction of such account balances to the extent of unpaid principal; provided that there shall be no foreclosure against a Participant's account balances until the occurrence hereunder of an event permitting distribution of such account balances.

         (h) Loans shall be made available to Former Participants who are parties-in-interest only as required by ERISA and Department of Labor guidelines.

         (i) Any loan made prior to April 1, 1999 under the Plan shall continue to be governed by the provisions of the Plan as in effect prior to such date and applicable to such loan.

         (j) The Committee may from time to time promulgate such additional procedures as it deems necessary, in its sole discretion, for the governance of Plan loans; provided that such procedures shall be consistent with the foregoing provisions of this
                  Section 6.06 and shall be applied in a uniform and nondiscriminatory manner.

         (k) Loan repayments will be suspended under this Plan, as permitted under Code Section 414(u)(4), on behalf of those Participants who are on an Authorized Leave of Absence because of "qualified military service," as defined in Code Section 414(u).

6.07     Other Withdrawals

         (a) Paid to a Participant--A Participant or Former Participant may elect to receive a lump-sum distribution of the vested amount in his Employer Contribution Account at any time after such Participant or Former Participant attains age fifty-nine and one-half (59-1/2). A Former Participant who is entitled to a distribution under Section 6.04 but who has not yet elected to receive such distribution may elect a withdrawal under this
                  Section 6.07 prior to the time that such distribution is made if such Former Participant elects to take a distribution in the form of a lump sum at the time specified in, and in accordance with, Section 6.04 hereof. In addition, a Participant or Former Participant may elect to receive a lump-sum distribution of his Rollover Account at any time upon a showing of financial hardship (as described in Section 4.02 hereof). Withdrawal elections under this Section 6.07 shall be made on written forms supplied by the Committee for that purpose. If the Participant or Former Participant is married, his spouse must specifically consent to a withdrawal hereunder within a period which is ninety (90) days prior to the date on which the withdrawal is made.

         (b)      Paid to an Alternate Payee--Any amounts payable, pursuant to
                  Section 414(p) of the Code, to an "alternate payee" (as defined in such Section) shall be distributed to such payee in a lump sum as soon as reasonably possible after such payee's right to such distribution is established by a "qualified domestic relations order" (as defined in such Section); provided that if the amount distributable to such payee exceeds $5,000, such payee must consent to any such distribution made prior to his or her attainment of age sixty-five (65). An alternate payee shall be entitled to receive a distribution pursuant to this paragraph (b) even though the associated Participant may be ineligible to receive a distribution of any portion or all of his vested account balances hereunder and notwithstanding that the related qualified domestic relations order may mandate distribution to such alternate payee at a later date. This paragraph (b) is intended to govern the timing of a distribution to an alternate payee and shall not be construed to increase the amount of such distribution.

                                   ARTICLE VII

                                   TRUST FUND

7.01     General

         All contributions under this Plan shall be paid to the Trustee and deposited in the Trust Fund. All assets of the Trust Fund, including investment income, shall be retained for the exclusive benefit of Participants, Former Participants, and Beneficiaries and shall be used to pay benefits to such persons or to pay administrative expenses of the Plan and Trust Fund to the extent not paid by the Employers and, except as provided in Section 5.03(b) and below, shall not revert to or inure to the benefit of the Employers.

         Notwithstanding anything herein to the contrary and pursuant to Section 403(c)(2) of ERISA, upon an Employer's request, a contribution which was made by reason of a mistake of fact, or conditioned upon the initial qualification of the Plan or upon the deductibility of the contribution under Section 404 of the Code, shall be returned to the Employer within one year after the payment of the contribution, the denial of the qualification, or the disallowance of the deduction (to the extent disallowed), whichever is applicable. It is hereby acknowledged that (i) all contributions hereunder are expressly conditioned on the deductibility of such contributions and (ii) the continued existence of the Plan is conditioned on its tax-qualification.

         The Trustee shall generally have authority for the management and investment of assets held in the Trust, to the extent provided in the Trust; provided that a Participant, Former Participant, or Beneficiary shall have the right, in accordance with procedures prescribed by the Committee, to direct the Trustee as to the investment of assets in his Accounts. Effective January 1, 1999, any such investment direction by a Participant, Former Participant, or Beneficiary shall consist solely of the right to direct the extent to which assets shall be invested in the following investment media: (i) an equity fund consisting of the common stock of the Company; (ii) the Putnam Voyager Fund; and/or (iii) any one or more of the funds offered by Chase Bank of Texas, N.A. and known as the Chase Vista Prime Money Market Fund I, the Chase Vista U.S. Treasury Income Fund A, the Chase Vista Balanced Fund-A, the Chase Core Equity Fund and the Chase Vista International Equity Fund A. Effective January 1, 1999, (i) each Participant, Former Participant, or Beneficiary shall be permitted to indicate the extent to which assets shall be invested in accordance with procedures provided by the Committee for this purpose, and (ii) subject to such requirements as may be necessary to effectuate an orderly transition, a Participant, Former Participant, or Beneficiary may elect that allocations to his Accounts be invested to a different extent as of any business day during a Plan Year. Requests to vary the extent to which allocations are to be invested in the above media shall be made in accordance with such procedures as the Committee shall prescribe. Should a Participant, Former Participant, or Beneficiary fail to provide the Trustee with the investment directives described herein, the assets in such individual's Accounts shall be invested as determined by the Trustee in accordance with the provisions of the Trust Agreement.

         A Participant, Former Participant or Beneficiary is entitled to direct the exercise of voting rights with respect to the shares of Company common stock allocated to said Participant's (or Former Participant's or Beneficiary's) Accounts (with the number of such allocated shares to be determined as of any Valuation Date by dividing the then price per share into the total value of all shares allocated to such Accounts). The Committee shall obtain, as to all such common stock, directions from such Participant, Former Participant, or Beneficiary as to how said shares are to be voted. The Committee shall furnish such directions to the Trustee, who shall then vote the shares accordingly. If, however, within a reasonable period of time prior to any meeting of stockholders of the Company as may be specified by the Committee, no instructions shall have been received by the Committee from such Participant(s), Former Participant(s) or Beneficiary(ies), the Committee shall instruct the Trustee to vote, in person or by proxy, such shares in the manner determined by the Committee in its sole discretion.

         The Trustee shall vote any unallocated shares of Company common stock held by it pursuant to written directions from the Committee.

7.02     Special Rules for HMGI Stock Fund.

         Notwithstanding the preceding, a Participant's Accounts may be invested in an equity fund consisting of the common stock of Halter Marine Group, Inc. ("HMGI"). All shares of HMGI common stock (the "HMGI Shares") received by the Plan as a result of the Company's distribution of HMGI Shares to its shareholders shall be held in a separate equity fund (the "HMGI Stock Fund"). For purposes of this Plan, such distribution shall be treated as a distribution of income on the shares of common stock of the Company held by the Trust. Except as otherwise provided in this Section 7.02, the HMGI Shares shall be treated in the same manner as shares of the Company's common stock.

         (a) The HMGI Shares shall be allocated among the Participants' Accounts on a pro-rata basis based on the number of shares of common stock of the Company allocated to each Participant's Accounts as of March 31, 1997; provided, however, that all such allocations shall be in whole shares of HMGI common stock. To the extent that a Participant would be allocated a fractional HMGI Share on March 31, 1997, such fraction will be sold and the proceeds shall be invested in shares of the common stock of the Company.

         (b) The Trustee shall not purchase any additional HMGI Shares. If the Trustee receives a distribution of cash dividends on the HMGI Shares held in the HMGI Stock Fund, such amounts shall be reinvested as if they were an additional contribution to the Plan in accordance with each Participant's most recent investment election.

         (c) A Participant may on any business day direct the Trustee to liquidate any portion of his investment in the HMGI Stock Fund and reinvest the proceeds in another investment media; provided, however, that such Participant shall not thereafter be permitted to invest such funds in the HMGI Stock Fund.

                                  ARTICLE VIII

                                 ADMINISTRATION

8.01 Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration

         The Fiduciaries shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan or the Trust. In general, the Employers shall have the sole responsibility for making the contributions provided for under Section 4.01, and the Company shall have the sole authority to appoint and remove the Trustee, members of the Committee and any Investment Manager which may be provided for under the Trust and to amend or terminate, in whole or in part, this Plan or the Trust. The Committee shall have the sole responsibility for the administration of this Plan, which responsibility is specifically described in this Plan and the Trust. The Trustee shall have responsibility for the administration of the Trust and the management of the assets held under the Trust, to the extent provided in the Trust and Article VII hereof. Each Fiduciary warrants that any directions given, information furnished, or actions taken by it shall be in accordance with the provisions of the Plan or the Trust, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any such direction, information or action of another Fiduciary as being proper under this Plan or the Trust, and is not required under this Plan or the Trust to inquire into the propriety of any such direction, information or action. It is intended under this Plan and the Trust that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

8.02     Appointment of Committee

         The Plan shall be administered by a Profit Sharing Committee consisting of at least three persons who shall be appointed by and serve at the pleasure of the Board of Directors of the Company. All usual and reasonable expenses of the Committee may be paid in whole or in part by the Employers, and any expenses not paid by the Employers shall be paid by the Trustee out of the principal or income of the Trust Fund. Any members of the Committee who are Employees shall not receive compensation with respect to their services for the Committee.

8.03     Claims Procedure

         The Committee shall make all determinations as to the right of any person to a benefit. Any denial by the Committee of a claim for benefits under the Plan by a Participant, Former Participant, or Beneficiary shall be stated in writing by the Committee and delivered or mailed to the Participant, Former Participant, or Beneficiary; and such notice shall set forth the specific reasons for the denial, written to the best of the Committee's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Committee shall afford a reasonable opportunity to any Participant, Former Participant, or Beneficiary whose claim for benefits has been denied for a review of the decision denying the claim.

8.04     Records and Reports

         The Committee shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and governmental regulations issued thereunder relating to records of Participant's Service, account balances and the percentage of such account balances which are nonforfeitable under the Plan; notifications to Participants and Former Participants; annual registration with the Internal Revenue Service; and annual reports to the Department of Labor.

8.05     Other Committee Powers and Duties

         The Committee shall have such duties and powers as may be necessary to discharge its responsibilities hereunder, including, but not by way of limitation, the following:

         (a) to construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

         (b) to prescribe procedures to be followed by Participants, Former Participants, or Beneficiaries filing applications for benefits;

         (c) to prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;

         (d) to receive from the Employers and from Participants or Former Participants such information as shall be necessary for the proper administration of the Plan;

         (e) to furnish the Employer, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

         (f) to receive, review and keep on file (as it deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust Fund from the Trustee; and

         (g) to appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal and actuarial counsel, the Trustee or any other Fiduciary.

         Subject to the right of the Committee to amend the Plan pursuant to the last paragraph of Section 3.01 hereof, the Committee shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

8.06     Rules and Decisions

         The Committee may adopt such rules as it deems necessary, desirable, or appropriate. All rules and decisions of the Committee shall be uniformly and consistently applied to all

         Participants and Former Participants in similar circumstances. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant, Former Participant, or Beneficiary, the Employers, the legal counsel of the Employers, or the Trustee.

8.07     Committee Procedures

         The Committee may act at a meeting or in writing without a meeting. The Committee shall elect one of its members as chairman, appoint a secretary, who may or may not be a Committee member, and advise the Trustee of such actions in writing. The secretary shall keep a record of all meetings and forward all necessary communications to the Employers or the Trustee. The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee shall be made by the vote of the majority including actions in writing taken without a meeting. A dissenting Committee member who, within a reasonable time after he has knowledge of any action or failure to act by the majority, registers his dissent in writing delivered to the other Committee members, the Employers and the Trustee, shall not be responsible for any such action or failure to act.

8.08     Authorization of Benefit Payments

         The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan, and warrants that all such directions are in accordance with this Plan.

8.09     Application and Forms for Benefits

         The Committee may require a Participant or Former Participant to complete and file with the Committee an application for a benefit and all other forms approved by the Committee, and to furnish all pertinent information requested by the Committee. The Committee may rely upon all such information so furnished it, including the Participant's (or Former Participant's) current mailing address. The failure by a Participant or Former Participant to file a claim for benefits will not result in the forfeiture of any benefits which are otherwise nonforfeitable under this Plan.

8.10     Facility of Payment

         Whenever, in the Committee's opinion, a person entitled to receive any payment of a benefit or installment thereof hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payments to such person or to his legal representative or to a relative or friend of such person for his benefit, or the Committee may direct the Trustee to apply the payment for the benefit of such person in such manner as the Committee considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

8.11     Indemnification

         The Employers shall indemnify and hold harmless each member of the Committee against all loss, cost, expenses or damages, including attorneys' fees and court costs: (a) occasioned by any act or omission to act in connection with the responsibility of such member for the administration of this Plan; or (b) arising under or by virtue of the provisions of Part 4, Subtitle B, Title I of ERISA; provided, however, that the Employers shall not indemnify and hold harmless any such member against any loss, cost, expenses and damages occasioned by the gross negligence or willful misconduct of such member.

8.12     Unclaimed Benefits

         During the time when a benefit hereunder is payable to any Participant, Former Participant, or Beneficiary, the Committee, upon request by the Trustee, or at its own instance, shall mail by registered or certified mail to such Participant, Former Participant, or Beneficiary, at his last known address, a written demand for his then address and for satisfactory evidence of his continued life, or both. If such information is not furnished to the Committee within twelve (12) months from the mailing of such demand, then the Committee may, in its sole discretion, declare such benefit, or any unpaid portion thereof, suspended, with the result that such unclaimed benefit shall be treated as a Forfeiture for the Year within which such twelve (12) month period ends, but shall be subject to restoration through an Employer contribution if the lost Participant, Former Participant, or Beneficiary later files a claim for such benefit.

                                   ARTICLE IX

                                  MISCELLANEOUS

9.01     Nonguarantee of Employment

         Nothing contained in this Plan shall be construed as a contract of employment between any Employer and any Employee, or as a right of any Employee to be continued in the employment of any Employer, or as a limitation on the right of an Employer to discharge any of its Employees, with or without cause.

9.02     Rights to Trust Assets

         No Employee or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Employee out of the assets of the Trust Fund. All payments of benefits as provided for in this Plan shall be made solely out of the assets of the Trust Fund and none of the Fiduciaries shall be liable therefor in any manner.

9.03     Nonalienation of Benefits

         Except as provided below, no Participant, Former Participant or Beneficiary shall have the right to anticipate, assign, alienate, charge, encumber, sell or transfer any benefit provided under the Plan, and the Trustee will not recognize any anticipation, assignment, alienation, charge, sale or transfer. Furthermore, a benefit under the Plan shall not be subject to attachment, charge, encumbrance, garnishment, levy, execution or other legal or equitable process. The foregoing restrictions shall not apply in the following case(s):

         (a) Participant Loans. If a Participant, Former Participant or Beneficiary who has become entitled to receive payment of benefits under this Agreement is indebted to the Trustee by virtue of a participant loan the Committee may direct the Trustee to pay the indebtedness and charge it against the account balance of the Participant, Former Participant or Beneficiary.

         (b) Distributions Under Domestic Relations Orders. Nothing contained in this Plan shall prevent the Trustee, under the direction of the Committee, from complying with the provisions of a qualified domestic relations order, as defined in Code
                  Section 414(p).

         (c) Distributions Under Certain Judgments and Settlements. Nothing contained in this Plan shall prevent the Trustee from complying with a judgment or settlement which requires the Trustee to reduce a Participant's benefits under the Plan by an amount that the Participant is ordered or required to pay to the Plan if each of the following criteria are satisfied:

                   (1)     The order or requirement must arise-

                           (A) under a judgment or conviction for a crime involving the Plan;

                           (B) under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with an actual or alleged violation of Part 4 of Title I of ERISA; or

                           (C) under a settlement agreement with either the Secretary of Labor or the Pension Benefit Guaranty Corporation and the Participant in connection with an actual or alleged violation of Part 4 of Title I of ERISA by a fiduciary or any other person.

                   (2) The decree, judgment, order or settlement must expressly provide for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant's benefits under the Plan.

                   (3) To the extent that (i) the survivor annuity requirements of Code Section 401(a)(11) apply to the portion of the Participant's account balance which will be reduced or offset, and (ii) the Participant has a spouse at the time at which the reduction or offset is to be made--

                           (A) (i) the spouse must consent to the reduction or offset in writing, as witnessed by a notary public or a plan representative, (ii) it must be established that such consent may not be obtained for any of the reasons outlined in Code Section 417(a)(2)(B), or
                                    (iii) the spouse must previously have
                                    executed an election to waive his or her right to a qualified joint and survivor annuity or a qualified preretirement annuity in accordance with the requirements of Code
                                    Section 417(a);

                           (B) the decree, judgment, order or settlement must require the spouse to pay an amount to the Plan in connection with a violation of
                                    Part 4 of Title I of ERISA; or

                           (C) the decree, judgment, order or settlement must provide that the spouse shall retain his or her right to receive a survivor annuity calculated as provided in Code
                                    Section 401(a)(13)(D).

9.04     Discontinuance of Employer Contributions

         In the event of the permanent discontinuance of contributions to the Plan by the Employers, the accounts of all Participants shall, as of the date of such discontinuance, become nonforfeitable.

9.05     Certain Social Security Increases

         In the case of a Participant or his Beneficiary who is receiving benefits under this Plan, or in the case of a Former Participant, such benefits shall not be decreased by reason of any increase in the benefit levels payable under Title II of the Social Security Act or any increase in the wage base under such Title II occurring after the date of such Participant's termination of employment.

9.06 Effective Date for Certain Changes under the Uniformed Services Employment and Reemployment Rights Act of 1994 and Small Business Job Protection Act of 1996:

         In addition to other limitations set forth in the Plan and notwithstanding the provisions of Section 2.01(j) relating to the Effective Date of the Plan, the following provisions of the Plan shall be effective as of the dates stated below:

         (a) Sections 4.06 and 6.06(k) shall be effective as of December 2, 1994;

         (b)      Sections 2.01(h), 2.01(u), 4.01(b)(2), 4.02(e), and 6.01(b)
                  shall be effective for Plan Years beginning after March 31, 1997; and

         (c) Sections 4.01(b)(1) and 5.03(a) shall be effective for Plan Years beginning after March 31, 1998.

                                    ARTICLE X

                        AMENDMENTS AND ACTION BY EMPLOYER

10.01    Amendments

         The Company reserves the right to make from time to time any amendment or amendments to this Plan which do not cause any part of the Trust Fund to be used for, or diverted to, any purpose other than the exclusive benefit of Participants, Former Participants, or their Beneficiaries; provided, however, that the Company may make any amendment it determines necessary or desirable with or without retroactive effect, to comply with ERISA. In addition, no amendment hereof, unless made to secure the approval of the Internal Revenue Service or other governmental bureau or agency shall operate retroactively to reduce or divest the then vested interest hereunder of any Participant, Former Participant, or Beneficiary or to reduce or divest any benefit payable hereunder unless all Participants, Former Participants, and Beneficiaries then having vested interests or benefit payments affected thereby shall consent to such amendment.

10.02    Action by Employer

         Any action by an Employer under this Plan may be by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action.

                                   ARTICLE XI

                        SUCCESSOR EMPLOYER AND MERGER OR
                             CONSOLIDATION OF PLANS

11.01    Successor Employer

         In the event of the dissolution, merger, consolidation or reorganization of an Employer, provisions may be made by which the Plan and Trust will be continued by the successor; and, in that event, such successor shall be substituted for the Employer under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all of the powers, duties and responsibilities of the Employer under the Plan.

11.02    Plan Assets

         In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to, another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Trust Fund applicable to such Participants shall be transferred to the other trust fund only if:

         (a) each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

         (b) resolutions of the Board of Directors of the Employer under this Plan, or of any new or successor employer of the affected Participants, shall authorize such transfer of assets; and, in the case of a new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participants' inclusion in the new employer's plan; and

         (c) such other plan and trust are qualified under Sections 401(a) and 501(a) of the Code.

                                   ARTICLE XII

                                PLAN TERMINATION

12.01    Right to Terminate

         In accordance with the procedures set forth in this Article, the Company may terminate the Plan at any time. In addition, each Participating Employer may, at any time, discontinue its participation in the Plan, in which event the Plan shall be considered terminated as to such Participating Employer. In the event of the dissolution, merger, consolidation or reorganization of an Employer, the Plan shall terminate with respect to such Employer unless the Plan is continued by a successor to the Employer in accordance with Section 11.01.

12.02    Partial Termination

         Upon termination of the Plan with respect to a group of Participants which constitutes a partial termination of the Plan, the Trustee shall, in accordance with the directions of the Committee, allocate and segregate for the benefit of the Participants with respect to whom the Plan is being terminated the proportionate interest of such Participants in the Trust Fund. The funds so allocated and segregated shall be used by the Trustee to pay benefits to or on behalf of Participants in accordance with Section 12.03. The termination of active participation by those individuals described in Addendum A shall not constitute a partial termination of the Plan.

12.03    Liquidation of the Trust Fund

         Upon complete or partial termination of the Plan, the accounts of all Participants affected thereby shall become fully vested, and the Committee shall direct the Trustee to distribute the assets remaining in the Trust Fund, after payment of any expenses properly chargeable thereto, to Participants, Former Participants and Beneficiaries in proportion to their respective account balances.

12.04    Manner of Distribution

         Distributions after termination of the Plan shall be made in a form and manner consistent with the provisions of Section 6.04 hereof.


         IN TESTIMONY WHEREOF, TRINITY INDUSTRIES, INC. has caused this instrument to be executed in its name and on its behalf, by the officer thereunto duly authorized, this 29 day of April, 1999, effective as of April 1, 1999 (except as otherwise indicated herein).

                                    TRINITY INDUSTRIES, INC.


                                    By: /s/ Jack Cunningham
                                        ----------------------------------------
                                    Title: Vice President
ATTEST:


/s/ Neil O. Shoop
---------------------------------
Assistant Secretary


Joined by Trinity Industries Transportation, Inc, on this 29 day of April, 1999, effective as of April 1, 1999.

                                    TRINITY INDUSTRIES
                                    TRANSPORTATION, INC.


                                    By: /s/ Michael G. Fortado
                                        ----------------------------------------
                                    Title: Vice President

ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary


Joined by Transit Mix Concrete & Materials Company, on this 29 day of April, 1999, effective as of April 1, 1999.

                                    TRANSIT MIX CONCRETE &
                                    MATERIALS COMPANY


                                    By: /s/ Michael G. Fortado
                                        ----------------------------------------
                                    Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary

Joined by Standard Forged Products, Inc., on this 29 day of April, 1999, effective as of April 1, 1999.

                                    STANDARD FORGED PRODUCTS, INC.


                                    By: /s/ Michael G. Fortado
                                        ----------------------------------------
                                    Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary


Joined by Syro, Inc., on this 29 day of April, 1999, effective as of April 1, 1999.

                                    SYRO, INC.


                                    By: /s/ Michael G. Fortado
                                        ----------------------------------------
                                    Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary


Joined by Trinity Airport Equipment Co., Inc., on this 29 day of April, 1999, effective as of April 1, 1999.

                                    TRINITY AIRPORT
                                    EQUIPMENT CO., INC.


                                    By: /s/ Michael G. Fortado
                                        ----------------------------------------
                                    Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary

Joined by Trinity Materials, Inc., on this 29 day of April, 1999, effective as of April 1, 1999.

                                    TRINITY MATERIALS, INC.


                                    By: /s/ Michael G. Fortado
                                        ----------------------------------------
                                    Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary

Joined by Transit Mix Concrete & Materials Company of Louisiana, on this 29 day of April, 1999, effective as of April 1, 1999.

                                     TRANSIT MIX CONCRETE &
                                     MATERIALS COMPANY OF LOUISIANA


                                     By: /s/ Michael G. Fortado
                                         ---------------------------------------
                                     Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary

Joined by Trinity Mobile Railcar Repair, Inc., on this 29 day of April, 1999, effective as of April 1, 1999.

                                     TRINITY MOBILE RAILCAR
                                     REPAIR, INC.


                                     By: /s/ Michael G. Fortado
                                         ---------------------------------------
                                     Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary


Joined by Trinity Casteel, Inc., on this 29 day of April, 1999, effective as of April 1, 1999.

                                     TRINITY CASTEEL, INC.


                                     By: /s/ Michael G. Fortado
                                         ---------------------------------------
                                     Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary

Joined by Trinity Rail, Inc., on this 29 day of April, 1999, effective as of April 1, 1999.

                                     TRINITY RAIL, INC.


                                     By: /s/ Michael G. Fortado
                                         ---------------------------------------
                                     Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary


Joined by Trinity Rail Services, Inc., on this 29 day of April, 1999, effective as of April 1, 1999.

                                     TRINITY RAIL SERVICES, INC.


                                     By: /s/ Michael G. Fortado
                                         ---------------------------------------
                                     Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary


Joined by Trinity EE, Inc., on this 29 day of April, 1999, effective as of April 1, 1999.

                                     TRINITY EE, INC.


                                     By: /s/ Michael G. Fortado
                                         ---------------------------------------
                                     Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary

Joined by Trinity Marine Products, Inc., on this 29 day of April, 1999, effective as of April 1, 1999.

                                     TRINITY MARINE PRODUCTS, INC.


                                     By: /s/ Michael G. Fortado
                                         ---------------------------------------
                                     Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary


Joined by Trinity Fitting & Flange Group, Inc., on this 29 day of April, 1999, effective as of April 1, 1999.

                                     TRINITY FITTING & FLANGE GROUP, INC.


                                     By: /s/ Michael G. Fortado
                                         ---------------------------------------
                                     Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary


Joined by Trinity Difco, Inc., on this 29 day of April, 1999, effective as of April 1, 1999.

                                     TRINITY DIFCO, INC.


                                     By: /s/ Michael G. Fortado
                                         ---------------------------------------
                                     Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary

Joined by Difco, Inc., on this 29 day of April, 1999, effective as of April 1, 1999.

                                     DIFCO, INC.


                                     By: /s/ Michael G. Fortado
                                         ---------------------------------------
                                     Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary


Joined by Trinity Industries Buffalo, Inc., on this 29 day of April, 1999, effective as of April 1, 1999.

                                     TRINITY INDUSTRIES BUFFALO, INC.


                                     By: /s/ Michael G. Fortado
                                         ---------------------------------------
                                     Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary


Joined by Transit Mix Baytown, on this 29 day of April, 1999, effective as of April 1, 1999.

                                     TRANSIT MIX BAYTOWN


                                     By: /s/ Michael G. Fortado
                                         ---------------------------------------
                                     Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary

Joined by McConway & Corporation on this 29 day of April, 1999, effective as of April 1, 1999.

                                     McCONWAY & TORLEY CORPORATION


                                     By: /s/ Michael G. Fortado
                                         ---------------------------------------
                                     Title: Vice President
ATTEST:

/s/ Neil O. Shoop
---------------------------------
Assistant Secretary


THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Jack Cunningham, Vice President of TRINITY INDUSTRIES, INC.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------

THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of TRINITY INDUSTRIES
TRANSPORTATION, INC.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------





THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of TRANSIT MIX CONCRETE & MATERIALS COMPANY.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------

THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of STANDARD FORGED PRODUCTS, INC.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------




THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of SYRO, INC.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------

THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of TRINITY AIRPORT EQUIPMENT CO., INC.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------

THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of TRINITY MATERIALS, INC.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------

THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of TRANSIT MIX CONCRETE & MATERIALS COMPANY OF LOUISIANA.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------

THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of TRINITY MOBILE RAILCAR REPAIR, INC.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------

THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of TRINITY CASTEEL, INC.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------





THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of TRINITY RAIL, INC.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------

THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of TRINITY RAIL SERVICES, INC.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------





THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of TRINITY EE, INC.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------

THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of TRINITY MARINE PRODUCTS, INC.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------





THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of TRINITY FITTING & FLANGE GROUP, INC.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------

THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of TRINITY DIFCO, INC.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------





THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of DIFCO, INC.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------

THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of TRINITY INDUSTRIES BUFFALO, INC.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------





THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of TRANSIT MIX BAYTOWN.


                                     /s/ Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------

THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

         This instrument was acknowledged before me on the 29th day of April, 1999, by Michael G. Fortado, Vice President of McCONWAY & TORLEY CORPORATION

                                     Patricia A. Theiss
                                     -------------------------------------------
                                     Notary Public in and for
My Commission Expires:               the State of Texas
1/28/00
---------------------------------
                                     Print Name of Notary:

         (SEAL)                      /s/ Patricia A. Theiss
                                     -------------------------------------------

                                   APPENDIX I


Location          Company/Division       L1         L2         L4
--------          ----------------       --         --         --
Russellville, AR  Fittings/Flange        65         06        370

Key

Level 1 (L1) = Company/Employer
Level 2 (L2) = Payroll Designation
Level 4 (L4) = Plant Location